     As filed with the Securities and Exchange Commission on May 11, 2005

                                             Securities Act File No.
                                       Investment Company Act File No. 811-06537

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       [ ] PRE-EFFECTIVE AMENDMENT NO. __

                       [ ] POST-EFFECTIVE AMENDMENT NO. __

                        (CHECK APPROPRIATE BOX OR BOXES)

           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 847-2424
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:


                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


================================================================================
Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.


===============================================================================================================================
                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                                      PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                       AMOUNT BEING       OFFERING PRICE        AGGREGATE OFFERING      REGISTRATION
                                                   REGISTERED           PER UNIT                 PRICE                  FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Shares ($0.01 par value)                          1,000    $       15.11 (1)     $            15,110     $      117.70
-------------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares ($0.01 par value)                  40    $      25,000         $         1,000,000     $      117.70
-------------------------------------------------------------------------------------------------------------------------------

(1) Average of high and low reported price for common shares on May 9, 2005.

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

    - Questions and Answers to Shareholders of Van Kampen New York Quality Municipal Trust, Van Kampen New York Value Municipal Income Trust and Van Kampen Trust for Investment Grade New York Municipals

    - Notice of Joint Special Meeting of Shareholders of Van Kampen New York Quality Municipal Trust, Van Kampen New York Value Municipal Income Trust and Van Kampen Trust for Investment Grade New York Municipals and Van Kampen California Value Municipal Income Trust

    - Joint Proxy Statement/Prospectus for Van Kampen New York Quality Municipal Trust, Van Kampen New York Value Municipal Income Trust, Van Kampen Trust for Investment Grade New York Municipals

    - Statement of Additional Information regarding the proposed Reorganizations of Van Kampen New York Quality Municipal Trust and Van Kampen New York Value Municipal Income Trust into Van Kampen Trust for Investment Grade New York Municipals

    -    Part C Information

    -    Exhibits

                                --  JUNE 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN
                       NEW YORK QUALITY MUNICIPAL TRUST,
                              VAN KAMPEN NEW YORK
                        VALUE MUNICIPAL INCOME TRUST AND
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Shareholders of
Van Kampen New York Quality Municipal Trust, and Van Kampen New York Value Municipal Income Trust: You are being asked to vote on a reorganization (each a "Reorganization" and collectively the "Reorganizations") of your fund (each such fund being referred to herein as a "Target Fund" and together as the "Target Funds") into Van Kampen Trust for Investment Grade New York Municipals (the "Acquiring Fund"), a closed-end fund that pursues the same investment objective and has similar investment policies and which is managed by the same investment advisory personnel as the Target Funds.

Shareholders of Van Kampen Trust for Investment Grade New York Municipals: You are being to asked to vote on the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

Q      WHY IS EACH
       REORGANIZATION BEING RECOMMENDED?
A      The Board of Trustees of
each Fund has determined that each Reorganization will benefit common shareholders of the respective Target Fund and the Acquiring Fund. The Target Funds and the Acquiring Fund are similar. Each Fund seeks to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital, by investing substantially all of its assets in a diversified portfolio of New York municipal securities rated investment grade at the time of investment. Each Fund is managed by the same investment advisory personnel. After the Reorganizations, it is anticipated that common shareholders of each Fund will experience a reduced overall operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of the Funds; however, the Reorganizations will not adversely affect preferred shareholders, and none of the expenses of the Reorganizations will be borne by preferred shareholders.
Q      HOW WILL THE
       REORGANIZATIONS AFFECT ME?
A      Assuming shareholders
approve the Reorganizations of the Target Funds and shareholders of the Acquiring Fund approve the issuance of additional common shares of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund and the Target Funds will dissolve.

Shareholders of the Target Funds: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of a Target Fund, you will receive newly-issued common shares of the Acquiring Fund, the aggregate net asset value of which will equal the aggregate net asset value of the common shares you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). If you are a holder of preferred shares of a Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund, the aggregate liquidation preference of which will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the Reorganization.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?
A      You will pay no sales loads
or commissions in connection with the Reorganizations. However, if the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne by common shareholders of the Target Funds and the Acquiring Fund in proportion to their projected declines in total operating expenses as a consequence of the Reorganizations.
Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATIONS?
A      Each of the
Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Q      WHAT HAPPENS IF
       SHAREHOLDERS OF ONE TARGET FUND DO NOT APPROVE ITS REORGANIZATION BUT SHAREHOLDERS OF THE OTHER TARGET FUND DO APPROVE ITS REORGANIZATION?
A      An unfavorable vote on a
proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of a Reorganization by the other Target Fund, if such Reorganization is approved by the shareholders of such Target Fund and the issuance of additional common shares is approved by the shareholders of the Acquiring Fund.
Q      WHY IS THE VOTE OF
       COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?
A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange and the Chicago Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's common shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If the issuance of additional common shares of the Acquiring Fund is not approved, neither Reorganization will occur.
Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A      After careful consideration,
the Board of Trustees of your fund recommends that you vote "FOR" the item proposed for your fund.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposal(s) applicable to your fund using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST AND VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST:

APPROVAL OF REORGANIZATION -- mark "For," "Against" or "Abstain."

SHAREHOLDERS OF VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS:

APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES -- mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      2. The proposal to issue additional
     approve the                                          Common Shares. FOR  AGAINST  ABSTAIN
     Agreement and Plan                                               [ ]  [ ]    [ ]
     of Reorganization.

                                                        3. To transact such other business as may
                                                           properly come before the Meeting.

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN NEW YORK QUALITY
                                MUNICIPAL TRUST,
                      VAN KAMPEN NEW YORK VALUE MUNICIPAL
                                  INCOME TRUST
                                      AND
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                              NEW YORK MUNICIPALS
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 12, 2005

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen New York Quality Municipal Trust ("New York Quality Municipal Trust"), Van Kampen New York Value Municipal Income Trust ("New York Value Municipal Income Trust"), and Van Kampen Trust for Investment Grade New York Municipals (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 12, 2005 at 11:30 a.m. for the following purposes:

For shareholders of New York Quality Municipal Trust:

  1. a. To approve an Agreement and Plan of Reorganization between New York Quality Municipal Trust and the Acquiring Fund, the termination of New York Quality Municipal Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of New York Quality Municipal Trust under applicable state law;

For shareholders of New York Value Municipal Income Trust:

     b. To approve an Agreement and Plan of Reorganization between New York Value Municipal Income Trust and the Acquiring Fund, the termination of New York Value Municipal Income Trust's registration under the 1940 Act, and the dissolution of New York Value Municipal Income Trust under applicable state law;

For common shareholders of the Acquiring Fund:

  2. To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and

For shareholders of each fund:

  3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on June 13, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF NEW YORK QUALITY MUNICIPAL TRUST, NEW YORK VALUE MUNICIPAL INCOME TRUST AND THE ACQUIRING FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF NEW YORK QUALITY MUNICIPAL TRUST AND NEW YORK VALUE MUNICIPAL INCOME TRUST RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

  - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen New York Quality
                                         Municipal Trust
                                       Van Kampen New York Value
                                         Municipal Income Trust
                                       Van Kampen Trust for Investment
                                         Grade New York Municipals
June  , 2005
                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
   ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED MAY 11, 2005

                        JOINT PROXY STATEMENT/PROSPECTUS

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST,
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
                                      AND
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                              NEW YORK MUNICIPALS
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                AUGUST 12, 2005

  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen New York Quality Municipal Trust ("New York Quality Municipal Trust"), Van Kampen New York Value Municipal Income Trust ("New York Value Municipal Income Trust") and/or Van Kampen Trust for Investment Grade New York Municipals (the "Acquiring Fund"). A joint special meeting of shareholders of New York Quality Municipal Trust, New York Value Municipal Income Trust and the Acquiring Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 12, 2005 at 11:30 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/ Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of New York Quality Municipal Trust, New York Value Municipal Income Trust and the Acquiring Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint
Proxy Statement/Prospectus and accompanying form of proxy is June   , 2005.

  The purposes of the Special Meeting are:

  For shareholders of New York Quality Municipal Trust:

  1. a. To approve an Agreement and Plan of Reorganization between New York Quality Municipal Trust and the Acquiring Fund, the termination of New York Quality Municipal Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of New York Quality Municipal Trust under applicable state law;

  For shareholders of New York Value Municipal Income Trust:

    b. To approve an Agreement and Plan of Reorganization between New York Value Municipal Income Trust and the Acquiring Fund, the termination of New York Value Municipal Income Trust's registration under the 1940 Act, and the dissolution of New York Value Municipal Income Trust under applicable state law;

  For common shareholders of the Acquiring Fund:

  2. To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and

  For shareholders of each fund:

  3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  New York Quality Municipal Trust and New York Value Municipal Income Trust are sometimes referred to herein individually as a "Target Fund" or collectively as the "Target Funds." The Target Funds and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a "Reorganization Agreement" or collectively as the "Reorganization Agreements." Each Reorganization Agreement that Target Fund shareholders are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus individually as a "Reorganization" and collectively as the "Reorganizations."

  The Reorganizations seek to combine three similar Funds to achieve certain economies of scale and other operational efficiencies. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of New York municipal securities rated investment grade at the time of investment. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in each Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to such Reorganization. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganizations, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The Board of Trustees of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

  In the event that shareholders of one or both of the Target Funds do not approve the Reorganization(s), such Target Fund(s) will continue to exist and the Board of Trustees of such Target Fund(s) will consider what additional action, if any, to take. In the event Acquiring Fund common shareholders do not approve the issuance of additional Acquiring Fund Common Shares, then all of the Funds will continue to exist and the respective Board of Trustees of each Fund will consider what additional action, if any, to take.

  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A
Statement of Additional Information, dated June   , 2005, relating to this Joint
Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

  The Acquiring Fund Common Shares are listed on the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange (the "CHX") under the ticker symbol "VTN" and will continue to be so listed subsequent to the Reorganizations. The common shares of New York Quality Municipal Trust are listed on the NYSE and the CHX under the ticker symbol "VNM." The common shares of New York Value Municipal Income Trust are listed on the NYSE and the CHX under the ticker symbol "VNV." Reports, proxy statements and other information concerning the Acquiring Fund, New York Quality Municipal Trust and New York Value Municipal Income Trust may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares and Acquiring Fund APS in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Joint Proxy Statement/Prospectus is June   , 2005.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS.............   14
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Market Risk...............................................   15
  Interest Rate Risk........................................   15
  Credit Risk...............................................   15
  Income Risk...............................................   16
  Nonpayment Risk...........................................   16
  Call Risk.................................................   16
  New York Municipal Securities.............................   16
  Risks of Using Strategic Transactions.....................   17
  Manager Risk..............................................   17
  Market Discount Risk......................................   17
  Leverage Risk.............................................   18
  Anti-Takeover Provisions..................................   19
  Special Risks Related to Preferred Shares.................   19
COMPARISON OF THE FUNDS.....................................   20
  Investment Objective and Policies.........................   20
  Other Investment Practices and Policies...................   24
  Investment Restrictions...................................   26
  Management of the Funds...................................   28
  Other Service Providers...................................   31
  Capitalization............................................   31
  Additional Information about Common Shares of the Funds...   33
  Additional Information about Preferred Shares of the
    Funds...................................................   37
  Governing Law.............................................   41
  Certain Provisions of the Declarations of Trust...........   41
  Conversion to Open-End Funds..............................   43
  Voting Rights.............................................   43
  Financial Highlights......................................   45

                                                              PAGE
                                                              ----
INFORMATION ABOUT THE REORGANIZATIONS.......................   48
  General...................................................   48
  Terms of the Reorganization Agreements....................   49
  Material U.S. Federal Income Tax Consequences of the
    Reorganizations.........................................   51
  Shareholder Approval......................................   53
PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   54
  Shareholder Approval......................................   54
OTHER INFORMATION...........................................   55
  Voting Information and Requirements.......................   55
  Shareholder Information...................................   56
  Section 16(a) Beneficial Ownership Reporting Compliance...   57
  Shareholder Proposals.....................................   57
  Solicitation of Proxies...................................   57
  Legal Matters.............................................   58
  Other Matters to Come Before the Meeting..................   58
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS

  THE PROPOSED REORGANIZATIONS. The Board of Trustees of each Target Fund, including the trustees who are not "interested persons" of each Target Fund (as defined in the 1940 Act), has unanimously approved each Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see Proposal 2: "Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to the common shareholders and preferred shareholders of such Target Fund, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization.

  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATIONS. The Reorganizations seek to combine three similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its total assets in New York municipal securities rated investment grade at the time of investment. New York Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated New York municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, New York municipal securities that are rated investment grade. The Funds are managed by the same investment advisory personnel.

  The proposed Reorganizations will combine the assets of these similar Funds by reorganizing the Target Funds into the Acquiring Fund. The Board of Trustees of each Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. Each Board believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that common shareholders of each Fund will experience a reduced overall operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganizations. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Funds for the 12-month period ended October 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming each of the Reorganizations had been completed at the beginning of such period. As shown below, the Reorganizations are expected to result in decreased total annual expenses for shareholders of each Fund.

            FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE
                      FOR COMMON SHAREHOLDERS OF THE FUNDS
                             AS OF OCTOBER 31, 2004

                                                                                PRO
                                                     ACTUAL                   FORMA(F)
                                      ------------------------------------   ----------
                                                   VAN KAMPEN   VAN KAMPEN   VAN KAMPEN
                                      VAN KAMPEN    NEW YORK    TRUST FOR    TRUST FOR
                                       NEW YORK      VALUE      INVESTMENT   INVESTMENT
                                       QUALITY     MUNICIPAL      GRADE        GRADE
                                      MUNICIPAL      INCOME      NEW YORK     NEW YORK
                                        TRUST        TRUST      MUNICIPALS   MUNICIPALS
                                        (VNM)        (VNV)        (VTN)        (VTN)
                                      ----------   ----------   ----------   ----------
Common Shareholder Transaction
  Expenses(a):
Maximum Sales Load (as a percentage
  of offering price)(b)(c)..........     None         None         None         None
Dividend Reinvestment Plan Fees.....     None         None         None         None
Annual Expenses (as a percentage of
  net assets attributable to common
  shares):
Investment Advisory Fees(d).........    0.81%        0.86%        0.86%        0.84%
Interest Payments on Borrowed
  Funds.............................    0.00%        0.00%        0.00%        0.00%
Other Expenses(c)...................    0.37%        0.48%        0.38%        0.26%
  Total Annual Expenses(d)..........    1.18%        1.34%        1.24%        1.10%
Distributions
Distributions on Preferred
  Shares(e).........................    0.55%        0.54%        0.65%        0.59%
                                        -----        -----        -----        -----
  Total Annual Expenses and
    Distributions on Preferred
    Shares..........................    1.73%        1.88%        1.89%        1.69%
                                        -----        -----        -----        -----

---------------

(a)No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.

(b)Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(c)In connection with the Reorganizations, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreements and registration statements on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Target Funds and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganizations. The table below summarizes each Fund's net assets (common shares only) at October 31, 2004, projected annual savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at October 31, 2004. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization. The numbers presented in the table are estimates; actual results may differ.

                                                                                        REDUCTION TO
                                                                           ESTIMATED     NET ASSET
                        NET ASSETS    PROJECTED      REORGANIZATION         PAYBACK      VALUE PER
                         (COMMON       ANNUAL      EXPENSE ALLOCATION       PERIOD         COMMON
FUND                   SHARES ONLY)    SAVINGS    IN DOLLARS/PERCENTAGE   (IN YEARS)       SHARE
----                   ------------   ---------   ---------------------   -----------   ------------
VNM..................  $ 72,369,780   $173,679        $ 174,150/43%          1.00           0.04
VNV..................    96,572,318     77,258           76,950/19%          1.00           0.01
VTN..................   107,028,857    149,840          153,900/38%          1.03           0.02
                                                      ------------
Total Expenses.......                                  405,000/100%

(d)Expense information has been restated to reflect permanent reductions made to administrative fees effective as of June 1, 2004 and permanent reductions made to management fees effective as of November 1, 2004.

(e)In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions.

(f)As described above the table, the pro forma column shown above assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one or more of the Target Funds will not affect the implementation of the Reorganization by the other Funds if approved by such other Funds. As such, there could be other combinations of approved Reorganizations, and the pro forma columns below present these various combinations.

                                                                     Pro Forma
                                                                -------------------
ANNUAL EXPENSES                                                 VNM and    VNV and
(as a percentage of net assets attributable to common shares):  VTN Only   VTN Only
--------------------------------------------------------------  --------   --------
Investment Advisory Fees(d).............................          0.84%      0.86%
Interest Payments on Borrowed Funds.....................          0.00%      0.00%
Other Expenses..........................................          0.28%      0.31%
  Total Annual Expenses(d)..............................          1.12%      1.17%
Distributions
Distributions on Preferred Shares(e)....................          0.60%      0.61%
  Total Annual Expenses and Distributions on Preferred
    Shares..............................................          1.72%      1.78%

  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Van Kampen New York Quality Municipal
  Trust (VNM).........................   $12       $37       $64       $143
Van Kampen New York Value Municipal
  Income Trust (VNV)..................   $14       $43       $74       $162
Van Kampen Trust for Investment Grade
  New York Municipals (VTN)...........   $13       $40       $69       $151
Pro Forma -- Van Kampen Trust for
  Investment Grade New York
  Municipals(a) (VTN).................   $11       $35       $61       $135

---------------

(a)Consistent with footnote (f) to the preceding table, the pro forma row shown above assumes each of the Reorganizations is completed. As described herein, an unfavorable vote by one of the Target Funds will not affect the implementation of the Reorganization of the other Target Fund if approved by such other Fund. This means that there could be other combinations of approved

   Reorganizations, and the pro forma rows below present these various combinations:

PRO FORMA                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                           ------   -------   -------   --------
VNM and VTN only..................   $11       $35       $61       $135
VNV and VTN only..................   $12       $37       $64       $142

  The example set forth above assumes common shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

  FURTHER INFORMATION REGARDING THE REORGANIZATIONS. The Target Fund Board has determined that each Reorganization is in the best interests of common shareholders of the respective Target Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of common shareholders of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. It is not anticipated that any of the Reorganizations will directly benefit preferred shareholders of any of the Funds; however, the Reorganizations will not materially adversely affect preferred shareholders of any of the Funds, and the expenses of the Reorganizations will not be borne by preferred shareholders of any of the Funds. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in any of the separate Funds.

  Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

  The Target Fund Board requests that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on August 12, 2005. Shareholder approval of each Reorganization requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to each Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about August 30, 2005, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" your Target Fund's proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

  In connection with each proposed Reorganization described under "Proposal 1:
Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganizations.

  The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on August 12, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast, provided that total votes cast on the proposal represent over 50% of all securities entitled to vote on the matter. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be after the close of business on or about August 30, 2005, but it may be at a different time as described herein.

  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganizations.

------------------------------------------------------------------------------
                PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS
------------------------------------------------------------------------------

  The Reorganizations seek to combine three similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its total assets in New York municipal securities rated investment grade at the time of investment. New York Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated New York municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, New York municipal securities that are rated investment grade. The Funds are managed by the same investment advisory personnel.

  In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of each Target Fund will experience a reduced overall operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests substantially all of its assets in investment grade New York municipal securities, any risks inherent in such investments are equally applicable to each Fund and will apply to the combined fund after the Reorganizations. The Reorganizations themselves are not expected to adversely affect the rights of shareholders of any of the Funds or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK

  Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its assets in municipal securities that are rated investment grade by Standard & Poor's ("S&P") or Moody's Investors Service Inc. ("Moody's") (or comparably rated by another nationally recognized statistical rating organization). Securities rated in the lowest investment grade category may have certain speculative characteristics.

New York Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated New York municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, New York municipal securities that are rated investment grade. New York Quality Municipal Trust and the Acquiring Fund may therefore be more dependent on the Adviser's investment analysis of unrated New York municipal securities than is the case with respect to rated New York municipal securities.

INCOME RISK

  The income shareholders receive from their Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, the income from the Funds may drop as well.

NONPAYMENT RISK

  Although substantially all of the New York municipal securities in which the Funds invest are rated investment grade at the time of investment, New York municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of New York municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the New York municipal security experiencing nonpayment and a potential decrease in the net asset value of the Fund.

CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.

NEW YORK MUNICIPAL SECURITIES

  Since each Fund, under normal market conditions, invests substantially all of its assets in investment grade New York municipal securities, each Fund is more exposed to risks affecting issuers of New York municipal securities than is a municipal bond fund that invests more widely. Many different social, environmental and economic factors may affect the financial condition of New York and its political subdivisions. The yields of New York municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from New York municipal securities generally is exempt from regular federal income tax as well as New York State and New York City personal income taxes, each fund may invest in New York municipal securities subject to the federal alternative minimum tax. Each Fund may invest all or a substantial portion of its total assets in New York municipal securities that pay interest that is subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption generally applicable to interest received on municipal securities or otherwise adversely affect the current federal or state tax status of New York municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of preferred shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of preferred shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares of a Fund will affect the yield to holders of common shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its preferred shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its preferred shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's common shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's preferred shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of common shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the preferred shares were to exceed the net return on a Fund's portfolio, holders of common shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing preferred shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any preferred shares offering) will be borne entirely by holders of such Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required common share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its preferred shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its preferred shares for any reason and may be required to redeem all or part of its preferred shares in the following circumstances:

  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or

  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.

  Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of a Fund's common shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the preferred shares of each Fund, including the Acquiring Fund, normally is set through an auction process. These preferred shares are referred to as "auction preferred shares." In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their auction preferred shares or purchase additional shares. An auction fails if there are more auction preferred shares offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their shares. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy auction preferred shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their auction preferred shares than the market rate. Finally, the dividend period for the auction preferred shares may be changed by the Funds, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in those shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions or remarketings, as applicable; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions or remarketings, as applicable, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the preferred shares. Auction preferred shares may only be transferred outside of auctions to or through broker-dealers or other persons as the Funds permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the preferred shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid at an auction or in the secondary market. If a Fund fail to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The Funds pursue the same investment objective and have similar investment policies. Each Fund seeks to provide common shareholders with a high level of current income exempt from federal income tax as well as New York State and

New York City personal income taxes, consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its assets in New York municipal securities.

  Under normal market conditions, each Fund invests substantially all of its assets in New York municipal securities rated investment grade at the time of investment. Investment grade rated securities are rated BBB or higher by S&P or Baa or higher by Moody's (or comparably rated by any other nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Securities rated Baa by Moody's are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well.

  New York Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated New York municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, New York municipal securities that are rated investment grade.

  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities in which New York Quality Municipal Trust and the Acquiring Fund may invest, in the event the Adviser reassesses its view with respect to the credit quality of the issuer thereof. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  Each Fund may invest an unlimited portion of its assets in New York municipal securities that pay interest that is subject to the alternative minimum tax provisions of federal tax law. A substantial portion of the income produced by each Fund may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

  Each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and municipal securities indices. Such transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its total assets in New York municipal securities.

  NEW YORK MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. New York municipal securities are municipal securities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, exempt from New York State and New York City personal income taxes. Under normal market conditions, at least 80% of each Fund's net assets are invested in New York municipal securities.

  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.

  The Funds do not generally invest 25% or more of their respective total assets in any one industry. Governmental issuers of New York municipal securities are not considered part of any "industry" and are accordingly not subject to this 25% limitation. However, New York municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations.

  Each Fund may invest in New York municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance"). The credit rating assigned by Moody's or S&P (or any other nationally recognized statistical rating organization) to New York municipal securities covered by insurance ordinarily will be based, at least in part, on such insurance. Although the Adviser periodically reviews the financial condition of insurers, there can be no assurance that the insurers will be able to honor their obligations in all circumstances. In the event of a default by an insurer on its obligations with respect to any New York municipal securities in a Fund's portfolio, the Fund would look to the issuer or guarantor of such New York municipal securities for payments of principal and interest and such issuer or any guarantor may not be rated investment grade. Alternatively, the Fund could elect to dispose of such New York municipal securities; however, the market prices for such New York municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  The amount of available information about the financial condition of New York municipal securities issuers may be less extensive than that for corporate issuers with publicly traded securities. New York municipal securities in which the Funds may each invest include special obligation bonds, lease obligations, participation certificates, variable rate instruments and New York municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Certain of these instruments represent relatively recent innovations in the municipal securities markets. While the markets for such recent innovations progress through stages of development, such markets may be less liquid than more fully developed markets for municipal securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the policy of the Funds to hold New York municipal securities until their maturity, the relative illiquidity of some of a Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price.

  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for New York municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal income tax as well as New York State and New York City personal income taxes.

OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. Each Fund may engage in certain Strategic Transactions to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create, a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income is allocated to both the common shares and the preferred shares of a Fund on a pro rata basis.

  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because a Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with a Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

INVESTMENT RESTRICTIONS

  Each Fund's investment objective, each Fund's investment policy with respect to investing at least 80% of its total assets in New York municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the Fund's outstanding common shares and of its outstanding preferred shares, voting by class, or (ii) 67% of such outstanding common shares and preferred shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.

  The Funds may not:

   1. Invest more than 25% of their assets in a single industry; however, the Funds may from time to time invest more than 25% of their assets in a particular segment of the municipal securities market.

   2. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (3) below or with respect to Strategic Transactions.

   3. Borrow money, except for temporary or emergency purposes from banks or for repurchase of its shares, and then only in an amount not exceeding one-third of a Fund's total assets, including the amount borrowed. The Funds will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or, with respect to New York Value Municipal Income Trust only, a Strategic Transaction. The Funds will not purchase portfolio securities during any period in which such borrowings exceed 5% of the total asset value of a Fund. Notwithstanding this investment restriction, the Funds may enter into "when-issued" and "delayed delivery" transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Funds may invest are considered to be loans and except that the Funds may lend money or property in connection with maintenance of the value of or a Fund's interest with respect to the securities owned by such Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with Strategic Transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures or options, except in connection with Strategic Transactions.

   7. Act as an underwriter of securities, except to the extent the Funds may be deemed to be underwriters in connection with the sale of securities held in their portfolios.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Funds of their rights under agreements related to municipal securities would be deemed to constitute such control or participation and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Funds of their rights under agreements relating to municipal securities.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities in which the Funds may invest are considered to be interests in real estate and except to the extent that the Strategic Transactions in which the Funds may invest are considered to be commodities or commodities contracts.

As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $97 billion under management or supervision as of April 30, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to its preferred shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from .60% to .55%. Subsequent to the Reorganizations, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to preferred shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to preferred shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.

  Under a separate accounting services and legal services agreement, the Adviser (or its affiliate) provides accounting and legal services to each Fund. The Adviser (or its affiliate) allocates the cost of such services to each Fund.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John R. Reynoldson, Executive Director.

  Mr. Pietrzak has worked for the Adviser since     and began managing the Funds
in     . Mr. Wimmel has worked for the Adviser since 1996 and began managing the
Funds in     . Mr. Reynoldson has worked for the Adviser since 1987 and began
managing the Funds in     . Prior to 2001, Messrs. Wimmel and Reynoldson worked
in an investment management capacity for the Adviser.

  Mr. Piraro is the lead portfolio manager of each Fund. Mssrs. Wimmel and Reynoldson are co-portfolio managers of each fund. All team members are responsible for the day-to-day management of each Fund and for the execution of the overall strategy of each Fund.

  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously.

While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants appealed an order of the federal district court remanding this case to state court. The federal appeals court recently reversed the federal district court's order remanding this case to state court and directed entry of judgment in favor of defendants.

  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.

  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached an agreement to settle the case. The parties presented a settlement agreement for preliminary Court approval in April 2005.

OTHER SERVICE PROVIDERS

  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, is the custodian for each of the Funds. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and dividend disbursing agent for the common shares of each Fund. Deutsche Bank Trust Company Americas ("Deutsche Bank"), 280 Park Avenue, New York, New York 10017, is the auction agent and dividend paying agent for the preferred shares of each Fund.

CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees, The following table sets forth the capitalization of the Target Funds and the Acquiring Fund as of October 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date.

               CAPITALIZATION AS OF OCTOBER 31, 2004 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                ACTUAL                  PRO FORMA
                                 ------------------------------------   ----------
                                              VAN KAMPEN   VAN KAMPEN   VAN KAMPEN
                                 VAN KAMPEN   TRUST FOR    TRUST FOR    TRUST FOR
                                  NEW YORK    INVESTMENT   INVESTMENT   INVESTMENT
                                  QUALITY       GRADE        GRADE        GRADE
                                 MUNICIPAL     NEW YORK     NEW YORK     NEW YORK
                                   TRUST      MUNICIPALS   MUNICIPALS   MUNICIPALS
                                 ----------   ----------   ----------   ----------
NET ASSETS CONSIST OF:
  Common Shares
    ($.01 par value)*..........   $     57     $     43     $     62     $    160
  Paid in surplus..............     83,570       62,404       91,398      236,969
  Net unrealized
    appreciation...............     10,403        8,918       14,373       33,694
  Accumulated undistributed net
    investment income..........        747          464          891        2,102
  Accumulated net realized gain
    (loss).....................      1,795          541          305        2,641
  NET ASSETS APPLICABLE TO
    COMMON SHARES..............     96,572       72,370      107,029      275,566**
  PREFERRED SHARES ($.01 par
    value, with liquidation
    preference of $50,000,
    $25,000, $25,000, $25,000
    and $25,000,
    respectively)*.............     45,000       40,000       60,000      145,000
  NET ASSETS INCLUDING
    PREFERRED SHARES...........    141,572      112,370      167,029      420,566

---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

** Reflects a non-recurring cost associated with the Reorganizations of approximately $405,000, with $76,950 to be borne by common shareholders of New York Quality Municipal Trust, $174,150 to be borne by common shareholders of New York Value Municipal Income Trust and $153,900 to be borne by common shareholders of the Acquiring Fund, assuming each of these Reorganizations is approved and completed.

                      OUTSTANDING SECURITIES OF THE FUNDS
                             AS OF OCTOBER 31, 2004

                                                                    AMOUNT
                                                                 OUTSTANDING
                                                   AMOUNT HELD   EXCLUSIVE OF
                                                   BY FUND FOR   AMOUNT SHOWN
                                       AMOUNT        ITS OWN     IN PREVIOUS
TITLE OF CLASS                       AUTHORIZED      ACCOUNT        COLUMN
--------------                       ----------    -----------   ------------
VAN KAMPEN NEW YORK QUALITY
  MUNICIPAL TRUST
  Common Shares....................    Unlimited        0         5,655,638
  Preferred Shares.................  100,000,000        0             1,800
VAN KAMPEN NEW YORK VALUE MUNICIPAL
  INCOME TRUST
  Common Shares....................    Unlimited        0         4,291,172
  Preferred Shares.................  100,000,000        0             1,600
VAN KAMPEN TRUST FOR INVESTMENT
  GRADE NEW YORK MUNICIPALS
  Common Shares....................    Unlimited        0         6,211,330
  Preferred Shares.................  100,000,000        0             2,400

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund's two most recent fiscal years and for each full fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

                        NEW YORK QUALITY MUNICIPAL TRUST

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $15.15    $16.77       -9.66%     $13.97    $16.35      -14.56%
January 31, 2005........  $14.46    $17.05       -9.33%     $14.50    $16.68      -13.07%
October 31, 2004........  $15.45    $17.07       -9.49%     $14.68    $16.66      -11.88%
July 31, 2004...........  $15.01    $16.54       -9.25%     $13.48    $15.86      -15.01%
April 30, 2004..........  $16.28    $17.08       -4.68%     $14.26    $16.41      -13.10%
January 31, 2004........  $15.71    $17.11       -8.18%     $15.03    $16.93      -11.22%
October 31, 2003........  $15.35    $17.09      -10.18%     $14.53    $16.36      -11.19%
July 31, 2003...........  $16.73    $17.45       -4.13%     $15.15    $16.49       -8.13%
April 30, 2003..........  $15.78    $16.92       -6.74%     $15.20    $16.83       -9.69%
January 31, 2003........  $15.80    $17.37       -9.04%     $15.05    $16.82      -10.52%

                     NEW YORK VALUE MUNICIPAL INCOME TRUST

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $15.30    $16.64       -8.05%     $14.26    $16.41      -13.10%
January 31, 2005........  $16.80    $16.65        0.90%     $14.68    $16.52      -11.14%
October 31, 2004........  $15.34    $16.89       -9.18%     $14.61    $16.39      -10.86%
July 31, 2004...........  $14.65    $16.20       -9.57%     $13.52    $15.77      -14.27%
April 30, 2004..........  $16.43    $17.38       -5.47%     $14.30    $16.20      -11.73%
January 31, 2004........  $16.25    $17.09       -4.92%     $15.19    $16.53       -8.11%
October 31, 2003........  $15.36    $16.46       -6.68%     $14.91    $15.85       -5.93%
July 31, 2003...........  $16.53    $17.50       -5.54%     $15.11    $15.91       -5.03%
April 30, 2003..........  $15.75    $16.77       -6.08%     $14.91    $16.37       -8.92%
January 31, 2003........  $15.42    $16.42       -6.09%     $14.63    $16.12       -9.24%

                                 ACQUIRING FUND

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $15.80    $17.00       -7.06%     $14.57    $16.72      -12.86%
January 31, 2005........  $15.76    $17.18       -8.27%     $14.80    $16.97      -12.79%
October 31, 2004........  $15.87    $17.12       -7.30%     $15.35    $16.72       -8.19%
July 31, 2004...........  $15.40    $16.56       -7.00%     $14.22    $16.01      -11.18%
April 30, 2004..........  $18.52    $17.56        5.47%     $15.39    $16.71       -7.90%
January 31, 2004........  $17.95    $17.52        2.45%     $16.60    $17.48       -5.03%
October 31, 2003........  $16.69    $17.11       -2.45%     $16.35    $16.74       -2.33%
July 31, 2003...........  $17.75    $17.72        0.17%     $16.31    $16.72       -2.45%
April 30, 2003..........  $17.20    $17.77       -3.21%     $16.39    $17.23       -4.88%
January 31, 2003........  $16.13    $17.13       -5.84%     $17.30    $17.34       -0.23%

  As of June 13, 2005, (i) the net asset value per share for common shares of
California Municipal Trust was $[         ] and the market price per share was
$[         ], representing a [premium/discount] to net asset value of [    ]%,
(ii) the net asset value per share for common shares of California Quality
Municipal Trust was $[         ] and the market price per share was
$[         ], representing a [premium/discount] to net asset value of [    ]%,
(iii) the net asset value per share for common shares of Trust for Investment
Grade California Municipals was $[         ] and the market price per share was
$[         ], representing a [premium/discount] to net asset value of [    ]%,
and (iv) the net asset value per share for Acquiring Fund Common Shares was
$[         ] and the market price per share was $[         ], representing a
[premium/discount] to net asset value of [    ]%.

  Common shares of each of the Funds have historically traded at both a premium and a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of any Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their common shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all of a Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. The Funds, including the Acquiring Fund, are required to allocate net capital gains and other taxable income, if any, received between their common shares and preferred shares on a pro rata basis in the year for which such capital gains and other income is realized.

  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any preferred shares of a Fund outstanding, such Fund may not declare any cash dividend or other distribution on their common shares, unless at the time of such declaration, (1) all accrued preferred share dividends have been paid and (2) the value of such Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of such Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of such Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of a Fund's common shares may be reinvested automatically in such Fund's common shares, see "-- Dividend Reinvestment Plan" below.

  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan" and collectively the "Plans") pursuant to which holders of common shares may elect to have all distributions of dividends and all capital gains automatically reinvested in common shares pursuant to such Plan. Unless common shareholders elect to participate in a Plan, all common shareholders receive distributions of dividends and capital gains in cash. The Plans for the Target Funds and the Acquiring Fund are similar. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans.

  After the Reorganizations, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

  GENERAL. The preferred shares of each Fund are labeled "auction preferred shares" ("APS"). APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of a Fund, out of funds legally available therefore, at a rate per annum that may vary for the successive dividend periods. The liquidation preference of each Fund's APS is $25,000 per share. APS are not traded on a stock exchange or over-the-counter. Holders of a Fund's preferred shares do not have preemptive rights to purchase any shares of the same series or any other preferred shares that might be issued. The net asset value per share of a Fund's preferred shares equals its liquidation preference plus accumulated but unpaid dividends per share.

  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Each Fund currently has only one series of preferred shares outstanding. If the Reorganizations are approved and completed, the combined fund will have three series. The existing series of Acquiring Fund APS will comprise Series A, and the Acquiring Fund will issue Series B APS in exchange for the preferred shares of New York Quality Municipal Trust, and Series C APS in exchange for the preferred shares of New York Value Municipal Income Trust. The aggregate liquidation preference of each new series will equal the aggregate liquidation preference of the existing shares that the respective new series replaces. The number of days in the regular dividend period for each series, the number of shares in each series and the liquidation preference per share will be the same as the existing preferred shares.

  PURCHASE AND SALE. Each Fund's APS are purchased and sold at separate auctions conducted on a regular basis (every 7 days for New York Value Municipal Income Trust's APS and every 28 days for the APS of New York Quality Municipal Trust and the Acquiring Fund, unless a Fund elects, subject to certain limitations, to declare a special dividend period) by Deutsche Bank, as the auction agent for each Fund's APS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with a liquid trading market.

  DIVIDENDS AND DISTRIBUTIONS. The holders of each Fund's preferred shares are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on each Fund's preferred shares so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common shares, and (ii) to the extent permitted under the Internal Revenue Code and to the extent available, out of net tax-exempt income earned on the Fund's investments.

  Prior to each dividend payment date, the Funds are required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. The Funds do not intend to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's preferred shares which may be in arrears.

  Each Fund, including the Acquiring Fund, is required to allocate net capital gains and other taxable income, if any, proportionately between its common shares and preferred shares. The amount of taxable income allocated to the APS depends upon the amount of such income realized by a Fund, but is generally not expected to be significant.

  In normal circumstances, whenever a Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of the APS. As a result, Auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend.

If a Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an Additional Dividend to offset substantially the tax effect thereof.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's preferred shares as of a recent auction date:

AUCTION DATE                           FUND                          RATE
------------                           ----                          ----
        , 2005   New York Quality Municipal Trust................          %
        , 2005   New York Value Municipal Income Trust...........          %
        , 2005   Acquiring Fund..................................          %

  The dividend rates in effect at the closing of the Reorganizations will be the rates determined in the or auction most recently preceding such closing.

  RATINGS. The Funds' preferred shares have all been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for the preferred shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred shares. For so long as any of its preferred shares are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  REDEMPTIONS. The redemption provisions pertaining to the preferred shares of each Fund are similar. Preferred shares of each Fund are generally redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred shares specified by Moody's and S&P in connection with their issuance of ratings on the preferred shares.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of any of the Funds, whether voluntary or involuntary, the holders of such Fund's preferred shares will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to preferred shares, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the preferred shareholders will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on the preferred shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the preferred shares as to payment upon liquidation, then such assets will be distributed among the preferred shareholders and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's preferred shares will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information on Acquiring Fund APS, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional APS. As a result of the Reorganizations, the last dividend periods for the Target Funds' preferred shares prior to the Closing Date and the initial dividend periods for the Acquiring Fund APS issued in connection with the Reorganizations after the Closing Date may be shorter than the regular dividend periods for such shares.

GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. New York Quality Municipal Trust was organized on July 19, 1991 and commenced investment operations on September 27, 1991; New York Value Municipal Income Trust was organized on December 21, 1992 and commenced investment operations on April 30, 1993; and the Acquiring Fund was organized on January 21, 1992 and commenced investment operations on March 27, 1992.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the trustees, including the approval by a majority of the disinterested trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's common shares. Common shareholders of each Fund are entitled to one vote for each share held.

Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, preferred shareholders have no voting rights. When preferred shareholders are entitled to vote, they are also entitled to cast one vote per share held.

  Preferred shareholders of a Fund, voting as a class, are entitled to elect two of the Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's preferred shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding preferred shares, voting as a class, are entitled to elect a majority of the Fund's trustees until all dividends have been paid or declared and set apart for payment. The affirmative vote of a majority of the preferred shareholders of a Fund, voting as a class, is required to amend, alter or repeal any of the preferences, rights or powers of preferred shareholders so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of preferred shares authorized to be issued. Unless a higher percentage is provided for under "Certain Provisions of the Declarations of Trust" above, the affirmative vote of the holders of a majority of a Fund's outstanding preferred shares, voting as a class, is required to approve any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objective or changes in a Fund's fundamental investment restrictions.

FINANCIAL HIGHLIGHTS

  NEW YORK QUALITY MUNICIPAL TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                                                 TWO MONTHS
                                                      YEAR ENDED OCTOBER 31,                        ENDED
                                     ---------------------------------------------------------   OCTOBER 31,
                                      2004      2003     2002(A)    2001      2000      1999        1998
                                      ----      ----     -------    ----      ----      ----     -----------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.97   $ 17.46   $ 17.39   $ 16.25   $ 15.73   $ 17.42    $  17.39
                                     -------   -------   -------   -------   -------   -------    --------
 Net Investment Income.............      .97      1.01      1.07      1.13      1.16      1.18         .20
 Net Realized and Unrealized
  Gain/Loss........................      .48       .21       .24      1.07       .57     (1.65)        .03
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
  Net Investment Income............     (.09)     (.02)     (.09)     (.26)     (.32)     (.25)       (.05)
  Net Realized Gain................     (.01)     (.06)     (.04)      -0-       -0-      (.02)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
Total from Investment Operations...     1.35      1.14      1.18      1.94      1.41      (.74)        .18
Distributions Paid to Common
 Shareholders:
  Net Investment Income............     (.92)     (.99)     (.97)     (.80)     (.89)     (.90)       (.15)
  Net Realized Gain................     (.32)     (.64)     (.14)      -0-       -0-      (.05)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.08   $ 16.97   $ 17.46   $ 17.39   $ 16.25   $ 15.73    $  17.42
                                     =======   =======   =======   =======   =======   =======    ========
Common Share Market Price at End of
 the Period........................  $ 15.43   $ 15.17   $ 15.45   $ 15.30   $ 13.75   $13.375    $ 16.875
Total Return(b)....................   10.33%     8.82%     8.37%    17.45%     9.64%   -15.88%       1.64%*
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  96.6   $  96.0   $  98.7   $  98.4   $  91.9   $  89.0    $   98.5
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.29%     1.31%     1.38%     1.61%     1.73%     1.66%       1.67%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    5.76%     5.97%     6.31%     6.62%     7.37%     7.03%       6.78%
Portfolio Turnover.................      27%       22%       43%       17%       39%       45%          1%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .88%      .90%      .94%     1.09%     1.15%     1.13%       1.15%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.25%     5.84%     5.76%     5.11%     5.31%     5.53%       5.23%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    1,800     1,800     1,800     1,800     1,800     1,800         900
Asset Coverage Per Preferred
 Share(e)..........................  $78,677   $78,322   $79,871   $79,647   $76,055   $74,438    $159,452
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000


                                               YEAR ENDED AUGUST 31,
                                     -----------------------------------------
                                       1998       1997       1996       1995
                                       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.83   $  16.15   $  16.47   $  16.63
                                     --------   --------   --------   --------
 Net Investment Income.............      1.21       1.22       1.25       1.24
 Net Realized and Unrealized
  Gain/Loss........................       .56        .73       (.23)       .17
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
  Net Investment Income............      (.28)      (.28)      (.29)      (.26)
  Net Realized Gain................       -0-        -0-        -0-       (.04)
                                     --------   --------   --------   --------
Total from Investment Operations...      1.49       1.67        .73       1.11
Distributions Paid to Common
 Shareholders:
  Net Investment Income............      (.93)      (.99)     (1.05)     (1.05)
  Net Realized Gain................       -0-        -0-        -0-       (.22)
                                     --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.39   $  16.83   $  16.15   $  16.47
                                     ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  16.75   $ 16.125   $  16.50   $  15.50
Total Return(b)....................     9.94%      3.94%     13.62%      9.73%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   98.3   $   95.2   $   91.2   $   92.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.64%      1.68%      1.74%      1.76%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.08%      7.44%      7.52%      7.74%
Portfolio Turnover.................       26%        17%        23%        50%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.12%      1.13%      1.18%      1.17%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.42%      5.73%      5.77%      6.08%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       900        900        900        900
Asset Coverage Per Preferred
 Share(e)..........................  $159,258   $155,768   $151,333   $153,270
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000   $ 50,000

* Non-Annualized

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net asset applicable to common shares by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

 NEW YORK VALUE MUNICIPAL INCOME TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(A)    2001       2000       1999       1998
                                      ----      ----     -------    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.50   $ 16.40   $ 16.12   $ 14.98   $  14.31   $  16.14   $  15.39
                                     -------   -------   -------   -------   --------   --------   --------
 Net Investment Income.............     1.04      1.07      1.10      1.09       1.12       1.09       1.09
 Net Realized and Unrealized
   Gain/Loss.......................      .39       .14       .24      1.17        .75      (1.85)       .74
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........     (.09)     (.09)     (.13)     (.27)      (.37)      (.28)      (.31)
                                     -------   -------   -------   -------   --------   --------   --------
Total from Investment Operations...     1.34      1.12      1.21      1.99       1.50      (1.04)      1.52
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........     (.98)    (1.02)     (.93)     (.85)      (.83)      (.79)      (.77)
                                     -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.86   $ 16.50   $ 16.40   $ 16.12   $  14.98   $  14.31   $  16.14
                                     =======   =======   =======   =======   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 15.30   $ 15.21   $ 14.85   $ 14.86   $13.0625   $13.0625   $14.9375
Total Return(b)....................    7.24%     9.38%     6.25%    20.61%      6.44%     -7.68%     18.32%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  72.4   $  70.8   $  70.4   $  69.2   $   64.3   $   61.4   $   69.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.47%     1.46%     1.53%     1.75%      1.85%      1.80%      1.79%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.24%     6.48%     6.89%     6.92%      7.73%      7.01%      6.91%
Portfolio Turnover.................      18%       30%       33%        6%        29%         4%        11%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .94%      .94%      .96%     1.10%      1.13%      1.12%      1.13%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.70%     5.93%     6.10%     5.20%      5.20%      5.19%      4.96%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    1,600     1,600     1,600     1,600      1,600      1,600        800
Asset Coverage Per Preferred
 Share(e)..........................  $70,235   $69,261   $68,985   $68,224   $ 65,189   $ 63,381   $136,581
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  14.45   $  14.17   $  12.23
                                     --------   --------   --------
 Net Investment Income.............      1.10       1.09       1.07
 Net Realized and Unrealized
   Gain/Loss.......................       .87        .17       1.95
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........      (.31)      (.32)      (.36)
                                     --------   --------   --------
Total from Investment Operations...      1.66        .94       2.66
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.72)      (.66)      (.72)
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  15.39   $  14.45   $  14.17
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $13.3125   $ 11.625   $ 11.375
Total Return(b)....................    21.19%      8.09%     18.15%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   66.0   $   62.0   $   60.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.87%      1.95%      2.06%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.42%      7.69%      8.11%
Portfolio Turnover.................       25%        51%        77%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.15%      1.18%      1.20%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.32%      5.41%      5.38%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       800        800        800
Asset Coverage Per Preferred
 Share(e)..........................  $132,546   $127,515   $126,006
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

 ACQUIRING FUND. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                   YEAR ENDED OCTOBER 31,
                             2004      2003     2002(A)    2001      2000      1999       1998       1997       1996       1995
                             ----      ----     -------    ----      ----      ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING
 OF THE PERIOD............  $ 17.37   $ 17.59   $ 17.50   $ 16.64   $ 16.32   $ 17.83   $  17.33   $  16.63   $  16.49   $  14.80
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
 Net Investment Income....     1.12      1.17      1.22      1.25      1.30      1.30       1.29       1.28       1.30       1.30
 Net Realized and
   Unrealized Gain/Loss...      .31       .20       .20      1.19       .43     (1.53)       .52        .70        .10       1.79
 Common Share Equivalent
   of Distributions Paid
   to Preferred
   Shareholders:
   Net Investment
    Income................     (.09)     (.06)     (.12)     (.25)     (.39)     (.31)      (.33)      (.34)      (.36)      (.39)
   Net Realized Gain......     (.02)     (.04)     (.03)     (.10)      -0-       -0-       (.01)      (.01)       -0-        -0-
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
Total from Investment
 Operations...............     1.32      1.27      1.27      2.09      1.34      (.54)      1.47       1.63       1.04       2.70
Distributions Paid to
 Common Shareholders:
   Net Investment
    Income................    (1.06)    (1.13)    (1.06)     (.98)    (1.02)     (.96)      (.94)      (.90)      (.90)     (1.00)
   Net Realized Gain......     (.40)     (.36)     (.12)     (.25)      -0-      (.01)      (.03)      (.03)       -0-       (.01)
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD...............  $ 17.23   $ 17.37   $ 17.59   $ 17.50   $ 16.64   $ 16.32   $  17.83   $  17.33   $  16.63   $  16.49
                            =======   =======   =======   =======   =======   =======   ========   ========   ========   ========
Common Share Market Price
 at End of the Period.....  $ 15.70   $ 16.60   $ 16.31   $ 16.22   $15.375   $ 15.25   $17.6875   $15.5625   $ 14.625   $ 14.375
Total Return (b)..........    3.24%    11.07%     7.98%    13.68%     7.80%    -8.73%     20.29%     13.08%      8.09%     17.49%
Net Assets Applicable to
 Common Shares at End of
 the Period (In
 millions)................  $ 107.0   $ 107.8   $ 109.1   $ 108.5   $ 103.3   $ 101.3   $  110.5   $  107.5   $  103.2   $  102.2
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares (c)...............    1.37%     1.38%     1.45%     1.67%     1.69%     1.68%      1.66%      1.70%      1.73%      1.78%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares (c)........    6.56%     6.73%     7.06%     7.22%     8.00%     7.51%      7.35%      7.63%      7.92%      8.36%
Portfolio Turnover........      10%       22%       28%       15%       34%        4%         1%         8%        20%        54%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares (c)...............     .87%      .89%      .93%     1.07%     1.06%     1.07%      1.07%      1.08%      1.09%      1.10%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares (d)........    6.04%     6.36%     6.35%     5.79%     5.62%     5.72%      5.45%      5.63%      5.78%      5.89%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding..............    2,400     2,400     2,400     2,400     2,400     2,400      1,200      1,200      1,200      1,200
Asset Coverage Per
 Preferred Share (e)......  $69,600   $69,907   $70,457   $70,227   $68,025   $67,197   $142,118   $139,565   $135,961   $135,197
Involuntary Liquidating
 Preference Per Preferred
 Share....................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per
 Preferred Share..........  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

                     INFORMATION ABOUT THE REORGANIZATIONS

GENERAL

  Under the Reorganization Agreements (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund Common Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds' common shares, less the costs of the Reorganizations (though cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Funds will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Funds' preferred shares. Upon receipt by the Target Funds of such shares, the Target Funds will (i) distribute the Acquiring Fund Common Shares to the Target Funds' common shareholders and (ii) distribute the Acquiring Fund APS to the Target Funds' preferred shareholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under applicable state law.

  The Target Funds will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by them pro rata to the holders of record of their common shares and preferred shares, as applicable, in exchange for such shareholders' shares in the Target Funds. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Funds and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Funds. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund common share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of Target Fund would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization
Agreements -- Surrender and

Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganizations, each common shareholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to each Target Fund will equal the aggregate liquidation preference of each Target Fund's preferred shares. Each preferred shareholder of a Target Fund will receive Acquiring Fund APS that will have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund preferred shares immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganizations. Thus, the Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share for preferred shareholders of the Target Fund. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

  The following is a summary of the significant terms of a Reorganization Agreement. The terms of each Reorganization Agreement are similar. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The assets of each Fund will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities

(including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund common shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund common shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund common shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held other than in a Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund common shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund common shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund common shares held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund common shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization. The expenses of the Reorganization will not be borne by the preferred shareholders of either Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  - No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

  - No gain or loss will be recognized by a shareholder of a Target Fund who exchanges, as the case may be, all of his, her or its Target Fund common shares for Acquiring Fund Common Shares pursuant to a Reorganization or all of his, her or its Target Fund preferred shares solely for Acquiring Fund APS pursuant to a Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below).

  - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

  - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  - A shareholder of a Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund common shares or Target Fund preferred shares, as the case may be, is more than one year as of the date of the exchange.

  - The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by such Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to each of the Target Funds and their shareholders.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the Reorganization Agreements and as described herein. An opinion of counsel is not binding on the IRS or any court.

  For five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with certain built-in losses attributable to the other Funds.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of each Target Fund (as amended to date and including the Certificate of Vote of each Target Fund), relevant Massachusetts law and the rules of the NYSE and CHX, shareholder approval of each Reorganization Agreement requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund, each voting separately as a class.

------------------------------------------------------------------------------
              PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES
------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. Each Target Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund APS to its preferred shareholders, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares.

  The aggregate net asset value of Acquiring Fund Common Shares issued in each Reorganization will equal the aggregate net asset value of the Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS issued in the Reorganization will equal the aggregate liquidation preference of the Target Fund's preferred shares held immediately prior to the Reorganization. The Reorganization will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with each Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.

SHAREHOLDER APPROVAL

  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of votes cast, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements" below.

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                               OTHER INFORMATION
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VOTING INFORMATION AND REQUIREMENTS

  GENERAL. A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.

  RECORD DATE. The Funds' Boards have fixed the close of business on June 13, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the
Record Date, New York Quality Municipal Trust had outstanding          common
shares and 1,800 preferred shares, New York Value Municipal Income Trust had
outstanding          common shares and 1,600 preferred shares and the Acquiring
Fund had outstanding          common shares and 2,400 preferred shares.

  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Target Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted

"FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of each Target Fund's outstanding common shares and preferred shares, each voting as a separate class. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as vote "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

  With respect to each proposal, a majority of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  CERTAIN VOTING INFORMATION REGARDING PREFERRED SHARES OF THE TARGET FUNDS. Pursuant to the rules of the NYSE, preferred shares of each Target Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Target Fund's preferred shares outstanding have voted on such Fund's Reorganization and (ii) less than 10% of a Target Fund's preferred shares outstanding have voted against such Fund's Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund's preferred shares on such Reorganization in the same proportion as the votes cast by all Target Fund preferred shareholders who voted on such Reorganization. Each Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

SHAREHOLDER INFORMATION

  [As of June   , 2005, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of its outstanding common shares.] [Except as set
forth below, as of June   , 2005, to the knowledge of the Funds, no shareholder
owned beneficially more than 5% of a class of a Fund's outstanding shares:]

  To the knowledge of the Fund, no trustee or executive officer owned, directly
or beneficially, common shares of the Funds as of June   , 2005, and no trustees
or executive officers owned preferred shares of the Funds as of that date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE reporting their affiliation with a Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice
and Joint Proxy Statement/Prospectus with its enclosures on or about June   ,
2005. Shareholders of the Target Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Target Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the solicitation by CFS will cost approximately $10,500 for New York Quality Municipal Trust, $8,200 for New York Value Municipal Income Trust and $11,100 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganizations which will be borne by the Target Funds and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganizations.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Funds and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  Representatives of      will attend the Special Meeting, will have the
opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen New York Quality
                                         Municipal Trust
                                       Van Kampen New York Value Municipal
                                         Income Trust
                                       Van Kampen Trust for Investment Grade
                                         New York Municipals
June   , 2005

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based in varying degrees, on the following considerations:

        1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        2. Nature of and provisions of the obligation; and

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

(Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                                  DUAL RATINGS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                     MOODY'S LONG-TERM RATING DEFINITIONS:

  Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            MEDIUM-TERM NOTE RATINGS

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        1. Notes containing features that link interest or principal to the credit performance of any third party or parties

        2. Notes allowing for negative coupons, or negative principal

        3. Notes containing any provision that could obligate the investor to make any additional payments

        4. Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED MAY 11, 2005

                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

                                      AND

                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                              DATED JUNE   , 2005

     This Statement of Additional Information is available to the shareholders of Van Kampen New York Quality Municipal Trust ("New York Quality Municipal Trust") and Van Kampen New York Value Municipal Income Trust ("New York Value Municipal Income Trust") (each a "Target Fund" and collectively the "Target Funds") in connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby Van Kampen Trust for Investment Grade New York Municipals (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Funds will distribute Acquiring Fund Common Shares to common shareholders of the Target Funds and Acquiring Fund APS to preferred shareholders of the Target Funds, and will then terminate their registrations under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Joint Proxy Statement/Prospectus dated June   ,
2005 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).

     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS


Trustees and Officers.......................................  S-3
Investment Advisory Agreement...............................  S-14
Other Agreements............................................  S-16
Fund Management.............................................  S-17
Code of Ethics..............................................  S-19
Portfolio Transactions and Brokerage Allocation.............  S-20
Additional Information Relating to Auction Preferred Shares   S-22
  of the Acquiring Fund.....................................
Other Information...........................................  S-31
Financial Statements........................................  S-32
Pro Forma Financial Statements..............................  S-32
Appendix A -- Form of Agreement and Plan of                   A-1
  Reorganization............................................
Appendix B -- Certificate of Vote of Trustees Establishing    B-1
  Preferred Shares..........................................
Appendix C -- Annual Report of the Acquiring Fund...........  C-1
Appendix D -- Annual Report of New York Quality Municipal     D-1
  Trust.....................................................
Appendix E -- Annual Report of New York Value Municipal       E-1
  Income Trust..............................................
Appendix F -- Proxy Voting Policy and Procedures............  F-1
Appendix G -- Pro Forma Financial Statements................  G-1

                             TRUSTEES AND OFFICERS

GENERAL

     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and the Target Funds share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of the Funds and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Administrator"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive        82       Trustee/Director/
Blistex Inc.                                  since 1992  Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                the Fund Complex.
                                                          Heartland Alliance, a
                                                          nonprofit organization serving
                                                          human needs based in Chicago.
                                                          Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999,              80       Trustee/Director/
33971 Selva Road                              since 2003  Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a         82       Trustee/Director/
CAC, L.L.C.                                   since 1992  private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                  Prior to February 2001, Vice                 Director of
                                                          Chairman and Director of                     Stericycle, Inc.,
                                                          Anixter International, Inc., a               Ventana Medical
                                                          global distributor of wire,                  Systems, Inc., and
                                                          cable and communications                     GATX Corporation, and
                                                          connectivity products. Prior                 Trustee of The
                                                          to July 2000, Managing Partner               Scripps Research
                                                          of Equity Group Corporate                    Institute. Prior to
                                                          Investment (EGI), a company                  January 2005, Trustee
                                                          that makes private investments               of the University of
                                                          in other companies.                          Chicago Hospitals and
                                                                                                       Health Systems. Prior
                                                                                                       to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc. Prior to May
                                                                                                       2002, Director of
                                                                                                       Peregrine Systems
                                                                                                       Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc. Prior to
                                                                                                       July 2000, Director
                                                                                                       of Allied Riser
                                                                                                       Communications Corp.,
                                                                                                       Matria Healthcare
                                                                                                       Inc., Transmedia
                                                                                                       Networks, Inc., CNA
                                                                                                       Surety, Corp. and
                                                                                                       Grupo Azcarero Mexico
                                                                                                       (GAM).

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &      80       Trustee/Director/
Heidrick & Struggles                          since 2003  Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice President
                                                          of La Salle National Bank.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of the       80       Trustee/Director/
1744 R Street, NW                             since 2003  German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and        82       Trustee/Director/
736 North Western Avenue                      since 1992  Chief Executive Officer of                   Managing General
P.O. Box 317                                              Pocklington Corporation, Inc.,               Partner of funds in
Lake Forest, IL 60045                                     an investment holding company.               the Fund Complex.
                                                          Director of the Marrow                       Director of the Lake
                                                          Foundation.                                  Forest Bank & Trust.

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson Investment      80       Trustee/Director/
423 Country Club Drive                        since 2003  Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and              82       Trustee/Director/
1126 E. 59th Street                           since 1994  Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer        80       Trustee/Director/
815 Cumberstone Road                          since 2003  of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Director of the                        construction
                                                          Institute for Defense                        organization, since
                                                          Analyses, a federally funded                 January 2004 and
                                                          research and development                     Director of Neurogen
                                                          center, Director of the German               Corporation, a
                                                          Marshall Fund of the United                  pharmaceutical
                                                          States, Director of the Rocky                company, since
                                                          Mountain Institute and Trustee               January 1998.
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief Executive          80       Trustee/Director/
1221 Avenue of the Americas   President    since       Officer of funds in the Fund                    Managing General
New York, NY 10020            and Chief    2003;       Complex. Chairman, President,                   Partner of funds in
                              Executive    President   Chief Executive Officer and                     the Fund Complex.
                              Officer      and Chief   Director of the Adviser and Van
                                           Executive   Kampen Advisors Inc. since
                                           Officer     December 2002. Chairman,
                                           since 2002  President and Chief Executive
                                                       Officer of Van Kampen Investments
                                                       since December 2002. Director of
                                                       Van Kampen Investments since
                                                       December 1999. Chairman and
                                                       Director of Van Kampen Funds Inc.
                                                       since December 2002. President,
                                                       Director and Chief Operating
                                                       Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and
                                                       Chief Executive Officer since
                                                       June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan
                                                       Stanley Distributors Inc. since
                                                       June 1998. Chairman since June
                                                       1998, and Director since January
                                                       1998 of Morgan Stanley Trust.
                                                       Director of various Morgan
                                                       Stanley subsidiaries. President
                                                       of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief
                                                       Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to
                                                       July 2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors
                                                       Inc. from April 1997 to June
                                                       1998. Chief Executive Officer
                                                       from September 2002 to April 2003
                                                       and Vice President from May 1997
                                                       to April 1999 of the Morgan
                                                       Stanley Funds.

Richard F. Powers, III* (59)  Trustee      Trustee     Advisory Director of Morgan            82       Trustee/Director/
1221 Avenue of the Americas                since 1999  Stanley. Prior to December 2002,                Managing General
New York, NY 10020                                     Chairman, Director, President,                  Partner of funds in
                                                       Chief Executive Officer and                     the Fund Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of             82       Trustee/Director/
333 West Wacker Drive                      since 1992  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                Partner of funds in
                                                       in the Fund Complex.                            the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential
                                                                                                       Foundation.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Administrator (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the Funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

     Additional information regarding compensation and benefits for trustees of each Fund is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                             Fund Complex
                                                            -----------------------------------------------
                          Aggregate Compensation from:       Aggregate        Aggregate
                        ---------------------------------   Pension or        Estimated           Total
                                    New York                Retirement     Maximum Annual     Compensation
                        New York      Value                  Benefits     Benefits from the      before
                         Quality    Municipal               Accrued as      Fund Complex      Deferral from
                        Municipal    Income     Acquiring     Part of           Upon              Fund
        Name(1)         Trust(2)    Trust(3)     Fund(4)    Expenses(5)     Retirement(6)      Complex(7)
        -------         ---------   ---------   ---------   -----------   -----------------   -------------
INDEPENDENT TRUSTEES
David C. Arch            $2,084      $1,903      $2,243      $ 35,277         $147,500          $192,530
Jerry D. Choate           2,676       2,414       2,908        82,527          126,000           200,002
Rod Dammeyer              2,090       1,909       2,249        63,782          147,500           208,000
Linda Hutton Heagy        2,475       2,213       2,707        24,465          142,500           184,784
R. Craig Kennedy          2,676       2,414       2,908        16,911          142,500           200,002
Howard J Kerr             2,290       2,109       2,449       140,743          146,250           208,000
Jack E. Nelson            2,676       2,414       2,908        97,294          109,500           200,002
Hugo F. Sonnenschein      2,290       2,109       2,449        64,476          147,500           208,000
Suzanne H. Woolsey        2,676       2,414       2,908        58,450          142,500           200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)        2,290       2,109       2,449        72,001          147,500           208,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of each Fund and certain other funds in the Fund Complex. Theodore A. Myers retired as a member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2004.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to New York Quality Municipal Trust's fiscal year ended October 31, 2004. The following trustees deferred compensation from New York Quality Municipal Trust during the fiscal year ended October 31, 2004: Mr. Choate, $2,676; Mr. Dammeyer, $2,090; Ms. Heagy, $2,475; Mr.
    Nelson, $2,676; Mr. Sonnenschein, $2,290; and Mr. Whalen, $2,290. The cumulative deferred compensation (including interest) accrued with respect to each trustee from New York Quality Municipal Trust as of October 31, 2004 is as follows: Mr. Choate, $3,549; Mr. Dammeyer, $41,620; Ms. Heagy, $3,395; Mr. Nelson, $3,518; Mr. Sonnenschein, $36,473; and Mr. Whalen, $35,707. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the aggregate compensation before deferral with respect to New York Value Municipal Income Trust's fiscal year ended October 31, 2004. The following trustees deferred compensation from New York Value Municipal Income Trust during the fiscal year ended October 31, 2004: Mr. Choate, $2,414; Mr. Dammeyer, $1,909; Ms. Heagy, $2,213; Mr.
    Nelson, $2,414; Mr. Sonnenschein, $2,109; and Mr. Whalen, $2,109. The cumulative deferred compensation (including interest) accrued with respect to each trustee from New York Value Municipal Income Trust as of October 31, 2004 is as follows: Mr. Choate, $3,206; Mr. Dammeyer, $39,861; Ms. Heagy, $3,048; Mr. Nelson, $3,179; Mr. Sonnenschein, $34,966; and Mr. Whalen, $34,055. The deferred compensation plan is described above the Compensation Table.

(4) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2004. The following trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $2,908; Mr. Dammeyer, $2,249; Ms. Heagy, $2,707; Mr. Nelson, $2,908; Mr. Sonnenschein, $2,449; and Mr. Whalen, $2,449. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Acquiring Fund as of October 31, 2004 is as follows: Mr. Choate, $3,855; Mr. Dammeyer, $43,107; Ms. Heagy, $3,706; Mr. Nelson, $3,822; Mr. Sonnenschein, $37,741;
    and Mr. Whalen, $37,095. The deferred compensation plan is described above the Compensation Table.

(5) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(6) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(7) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund

    Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees of each Fund has the same three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees," which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Funds as defined by the 1940 Act and (2) are "independent" of the Funds as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     Each Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. Each audit committee makes recommendations to its Board of Trustees concerning the selection of its Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of its Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding its Fund's financial statements, books of account or internal controls. Each Board of Trustees has adopted a formal written charter for its audit committee which sets forth the audit committee's responsibilities. Each audit committee has reviewed and discussed the financial statements of its Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. Each audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, each audit committee recommended to its Board of Trustees that its Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     Each Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. Each brokerage and services committee reviews its Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     Each Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. Each governance committee identifies individuals qualified to serve as Independent Trustees on its Board and on committees of the Board, advises its Board with respect to Board composition, procedures and committees, develops and recommends to its Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to its Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent

Trustees of each Fund select and nominate any other nominee Independent Trustees for each Fund. While the Independent Trustees of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Board of Trustees as they deem appropriate, they will consider nominations from shareholders to each Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During each Fund's last fiscal year, each Board of Trustees held 16 meetings. During each Fund's last fiscal year, the audit committee of each Board held five meetings, the brokerage and services committee of each Board held four meetings and the governance committee of each Board held five meetings.

SHARE OWNERSHIP

     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of New York Quality Municipal Trust, New York Value Municipal Income Trust and the Acquiring Fund beneficially owned equity securities of each such Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in New York Quality Municipal
 Trust.............................    none     none      none      none      none     none     none        none        none
Dollar range of equity securities
 in New York Value Municipal Income
 Trust.............................    none     none      none      none      none     none     none        none        none
Dollar range of equity securities
 in the Acquiring Fund.............    none     none      none      none      none     none     none        none        none
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000

INTERESTED TRUSTEES

                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in New York Quality
 Municipal Trust............................................    none      none      none
Dollar range of equity securities in New York Value
 Municipal Income Trust.....................................    none      none      none
Dollar range of equity securities in the Acquiring Fund.....    none      none      none
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Funds as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in New York
 Quality Municipal Trust........    none      none      none      none      none      none      none        none        none
Dollar range of equity
 securities and deferred
 compensation in New York Value
 Municipal Income Trust.........    none      none      none      none      none      none      none        none        none
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    none      none      none      none      none      none      none        none        none
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,000-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,001

INTERESTED TRUSTEES

                                             TRUSTEE
                                  ------------------------------
                                   MERIN      POWERS     WHALEN
                                   -----      ------     ------
Dollar range of equity
 securities and deferred
 compensation in New York
 Quality Municipal Trust........    none       none       none
Dollar range of equity
 securities and deferred
 compensation in New York Value
 Municipal Income Trust.........    none       none       none
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    none       none       none
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................    over       over       over
                                  $100,000   $100,000   $100,000

                         INVESTMENT ADVISORY AGREEMENT

     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under each Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. A Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's APS, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of Van Kampen Investments, the Adviser or the Administrator) and all other ordinary business expenses not specifically assumed by the Adviser. Each Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under such Advisory Agreement.

     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving each Advisory Agreement, the Board of Trustees of each Fund, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of a Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees of each Fund also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with a Fund. The Board of Trustees of each Fund considered the extent to which any economies of scale experienced by the Adviser are shared with a Fund's shareholders, and the propriety of existing and alternative breakpoints in a Fund's advisory fee schedule. The Board of Trustees of each Fund considered comparative advisory fees of a Fund and other investment companies at different asset levels. The Board of Trustees of each Fund reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees of each Fund discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees of each Fund reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees of each Fund, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of the respective Fund and its shareholders.

ADVISORY FEES

                                                       FISCAL YEAR ENDED OCTOBER 31,
                                                     ----------------------------------
                                                       2004        2003         2002
                                                     --------   ----------   ----------
The Adviser received the approximate advisory fees
  from each Fund as follows:
New York Quality Municipal Trust...................  $841,887   $  848,311   $  849,964
New York Value Municipal Income Trust..............   667,539      665,907      650,649
Acquiring Fund.....................................   994,729    1,008,570    1,000,155

                                OTHER AGREEMENTS

THE ADMINISTRATION AGREEMENT

     The administrative services provided by the Administrator to each Fund include record keeping and reporting responsibilities with respect to each Fund's portfolio and preferred shares and providing certain services to shareholders. Prior to June 1, 2004, each Fund paid the Administrator a monthly administrative fee at the annual rate of 0.05% of the average net assets of each Fund. Effective June 1, 2004, the administrative fee was reduced from 0.05% to 0.00%.

ADMINISTRATIVE FEES

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                          -------------------------------
                                                            2004       2003       2002
                                                          --------   --------   ---------
Van Kampen Funds Inc. received the approximate
  administrative fees from each Fund as follows:
New York Quality Municipal Trust........................  $41,028    $70,692    $183,502
New York Value Municipal Income Trust...................   32,501     55,490     140,357
Acquiring Fund..........................................   48,501     84,047     215,806

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
The Adviser received the approximate accounting services
  fees from each Fund as follows:
New York Quality Municipal Trust.........................  $14,216    $15,339    $15,794
New York Value Municipal Income Trust....................   13,346     13,899     15,257
Acquiring Fund...........................................   15,373     16,397      8,201

LEGAL SERVICES AGREEMENT

     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation, accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds.

Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

LEGAL SERVICES FEES

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Van Kampen Investments received the approximate legal
  services fees from each Fund as follows:
New York Quality Municipal Trust.........................  $13,095    $13,794    $10,565
New York Value Municipal Income Trust....................   13,303     13,349      9,884
Acquiring Fund...........................................   13,838     13,633     10,630

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of October 31, 2004, Dennis Pietrzak managed   registered investment
companies with a total of $     billion in assets;   pooled investment vehicles
other than registered investment companies with a total of $     million in
assets; and   other accounts with a total of $     billion in assets.

     As of October 31, 2004, Robert Wimmel managed 39 registered investment companies with a total of $11.4 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.

     As of October 31, 2004, John R. Reynoldson managed 36 registered investment companies with a total of $8.3 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 295 other accounts with a total of $240 million in assets.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;

     - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates, and

     - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     [As of October 31, 2004, the dollar range of securities beneficially owned by each portfolio manager in each Fund is shown below:

     Dennis Pietrzak--[       ];(1)

     Robert Wimmel--[       ];(1)

     John R. Reynoldson--[       ].(1)
------------

(1) Includes amounts held directly or notionally in each Fund through certain defined contribution and/or deferred compensation programs.]

     [As of each Fund's fiscal year end, none of the portfolio managers owned equity securities in any of the Funds.]

                                 CODE OF ETHICS

     The Funds, the Adviser, and the Administrator have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other

Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.

     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a

Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Funds paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
NEW YORK QUALITY MUNICIPAL TRUST
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................      -0-                -0-
     Fiscal year ended October 31,
       2003..............................      -0-                -0-
     Fiscal year ended October 31,
       2002..............................      -0-                -0-

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
NEW YORK VALUE MUNICIPAL INCOME TRUST
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................      -0-                -0-
     Fiscal year ended October 31,
       2003..............................      -0-                -0-
     Fiscal year ended October 31,
       2002..............................      -0-                -0-
ACQUIRING FUND
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................      -0-                -0-
     Fiscal year ended October 31,
       2003..............................      -0-                -0-
     Fiscal year ended October 31,
       2002..............................      -0-                -0-

     During the fiscal year ended October 31, 2004, no Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                             ADDITIONAL INFORMATION
           RELATING TO AUCTION PREFERRED SHARES OF THE ACQUIRING FUND

     The following is a brief description of the terms of the Acquiring Fund APS prior to the completion of the Reorganizations. The Acquiring Fund is referred to throughout this section as the "Fund." This description does not purport to be complete and is subject to and qualified in its entirety by reference to Fund's Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the APS, attached hereto as Appendix B (the "Certificate of Vote" and, together with the Fund's Declaration of Trust, the "APS Provisions"). For purposes of this section, capitalized terms not otherwise defined herein have the meanings ascribed to them in the Certificate of Vote. APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional APS.

GENERAL

     The Declaration of Trust currently authorizes the issuance of an unlimited number of common shares and 100,000,000 preferred shares of beneficial interest, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees of the Fund). Under the APS Provisions, the Fund is currently authorized to issue up to 2,400 APS. All shares of each series of APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The shares of each series of APS will rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon liquidation. So long as either Moody's or S&P is rating the shares of any series of APS, the Fund may, without the vote of the holders of APS, issue additional series of Preferred Shares, including APS, subject to applicable provisions of the 1940 Act and to continuing compliance with the 1940 Act APS Asset Coverage and the APS Basic Maintenance

Amount, provided that (1) any such additional series ranks on a parity with the then Outstanding APS as to the payment of dividends and the distribution of assets upon liquidation and (2) the Fund obtains written confirmation from Moody's or S&P, or both, as the case may be, that the issuance of any such additional series would not impair the rating then assigned by such rating agency to the APS.

DIVIDENDS AND DIVIDEND PERIODS

     Dividends on shares of each series of APS will accumulate at the Applicable Rate per annum will be payable, when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor. Dividend Periods shall be 7 days for each series of APS. The Fund, subject to certain conditions, may designate any Dividend Period as a Special Dividend Period, which shall be such number of consecutive days or whole years as the Board of Trustees shall specify, subject to certain exceptions.

     Dividends will be paid through the Securities Depository (The Depository Trust Company or any successor) on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial Broker Dealers, however, has indicated to the Fund that such Broker-Dealer or one of its affiliates will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or such affiliate as Agent Member.

     For each Dividend Period, the dividend rate for shares of each series of APS will be the Applicable Rate per annum that the Auction Agent (Bankers Trust Company or any successor) advises the Fund results from an Auction, except as provided below. The dividend rate that results from an Auction for a series of APS will not be greater than the Maximum Rate, which is:

          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period, the product of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such series and (2) the Applicable Percentage on such Auction Date, unless such series of APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period for such series (28 days for each series of APS) after such Special Dividend Period, in which case the higher of:

             (A) the dividend rate on shares of such series of APS for the then-ending Rate Period, and

             (B) the product of (x) the higher of (I) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, and (II) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special

        Dividend Period, if such Special Dividend Period is one year or longer and (y) the Applicable Percentage on such Auction Date; or

          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the highest of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, (y) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period of such series for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or longer, and (z) the "AA" Composite Commercial Paper Rate on such Auction Date for a Minimum Dividend Period and (2) the Applicable Percentage on such Auction Date.

     The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

     The "Applicable Percentage" will be a percentage, determined as set forth below, based on the prevailing rating of the APS in effect at the close of business on the Business Day next preceding such Auction Date:

                                                             APPLICABLE
PREVAILING RATING                                            PERCENTAGE
-----------------                                            ----------
"aa3"/AA- or higher.......................................      110%
"a3"/A-...................................................      125%
"baa3"/BBB-...............................................      150%
"ba3"/BB-.................................................      200%
Below "ba3"/BB-...........................................      250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income that is taxable for federal income tax purposes to the APS prior to any Auction, for purposes of determining the Maximum Rate with respect to such Auction the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent that the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS. If the APS are rated by only one rating agency, such rating will be the prevailing rating. If the ratings for the APS are split between two of the foregoing categories, the lower rating will determine the prevailing rating.

     If an Auction for any Dividend Period of any series of APS is not held for any reason or if the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, shares of any series of APS and such failure has not been cured as set forth below prior to any succeeding Dividend Period thereof, then, subject to the next paragraph, the dividend rate on the shares of such series for any such Dividend Period will be the Maximum Rate for such series on the Auction Date for such Dividend Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-"). If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Dividend Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured, and such failure shall not have been cured, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-").

     The Fund, at its option, may designate any succeeding Dividend Period of any series of APS as a Special Dividend Period which shall consist of such number of days or whole years as the Board of Trustees shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided in the APS Provisions, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, shares of such series of APS shall have been cured
(iii) Sufficient Clearing Bids for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Fund wishes to designate any succeeding Dividend Period for such series as a Special Dividend Period consisting of more than 28 days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P to such series.

     If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the

Auction Agent by reason of the fact that such allocation is made as a result of
(i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation is referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of DTC) during such taxable year at such holder's address as the same appears or last appeared on the share books of the Fund. The Fund will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the taxable year in question.

     "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

THE AUCTIONS

     On each Auction Date for each series of APS (the Business Day prior to the beginning of each Rate Period for such series), each Existing Holder may submit Orders through a Broker-Dealer to the Auction Agent as follows:

Hold Order:   indicating its desire to hold without regard to the
              Applicable Rate for the next Rate Period.
Bid:          indicating its desire to sell if the Applicable Rate for
              the next Rate Period is less than the rate specified in
              such Bid.
Sell Order:   indicating its desire to sell without regard to the
              Applicable Rate for the next Rate Period.

     An Existing Holder may submit different types of Orders in an Auction with respect to shares of APS then held by such Existing Holder. An Existing Holder that offers to purchase additional shares of APS is, for purposes of such offer, treated as a Potential

Holder as described below. Bids of Existing Holders with rates higher than the Maximum Rate on the Auction Date will be treated as Sell Orders. A Hold Order will be deemed to have been submitted on behalf of an Existing Holder if an Order is not submitted on behalf of such Existing Holder for any reason, including the failure of a Broker-Dealer to submit such Existing Holder's Order to the Auction Agent.

     Potential Holders of shares of any series of APS may submit Bids in which they will offer to purchase shares of such series of APS if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid by a Potential Holder specifying a rate higher than the Maximum Rate will not be accepted.

     In normal circumstances, whenever the Fund intends to include any net capital gains or other income that is taxable for federal income tax purposes in any dividend on shares of any series of APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

     If Sufficient Clearing Bids exist (that is, the number of shares of a particular series of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of such series of APS subject to Sell Orders by Existing Holders), the Applicable Rate for such series will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of such series of APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Rate on the Auction Date, and, in such event, Existing Holders that have submitted Sell Orders may not be able to sell in such Auction all shares of such series of APS subject to such Sell Orders. If all Existing Holders of shares of such series of APS submit or are deemed to have submitted Hold Orders, the Applicable Rate will be the product of (i) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for the Rate Period for which the Auction is held, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer and
(ii) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income that is taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes will be the rate described in the preceding clause (i) (1) or (2), as applicable, without being multiplied by the factor set forth in the preceding clause (ii).

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of APS that is fewer than the number of shares of APS specified in its Order.

     A Bid placed by an Existing Holder specifying a rate greater than the Applicable Rate determined in the Auction or a Sell Order shall constitute an irrevocable offer to sell the shares of such series of APS subject thereto, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder shall constitute an irrevocable offer to purchase the shares of such series of APS subject thereto at a price per share equal to $25,000 if the rate specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

ASSET MAINTENANCE

     Under the APS Provisions, the Fund must maintain (i) assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount, and (ii) 1940 Act APS Asset Coverage of at least 200%. The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt of ratings on the shares of each series of APS on their Date of Original Issue of "aaa" from Moody's and AAA from S&P. So long as any of the APS are Outstanding and S&P is rating the APS, the Fund will be required under the APS Provisions to maintain as of each Valuation Date certain Dividend Coverage Assets with a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level").

MANDATORY REDEMPTION

     If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified, the APS will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be.

OPTIONAL REDEMPTION

     Except as described in the APS Provisions, shares of each series of APS are redeemable, in whole or in part, at the option of the Fund, on the next succeeding scheduled Dividend Payment Date applicable to the shares of such series of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price of $25,000 per share plus (in the case of a Special Dividend Period only) a premium, if any, resulting from the designation of a Premium Call Period, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption; provided that during a Special Dividend Period of 365 days or more no share of such series of APS will be subject to optional redemption during any Non-Call Period to which such series of APS may be subject.

LIQUIDATION PREFERENCE

     The liquidation preference of the shares of each series of APS is $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared).

VOTING RIGHTS

     The 1940 Act requires that the holders of APS, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time that two years' dividends on the APS are unpaid. The holders of APS will vote as a separate class or classes on certain other matters as required under the APS Provisions, the 1940 Act and Massachusetts law. In addition, each series of APS may vote as a separate series under certain circumstances.

MASTER PURCHASER'S LETTER

     Each prospective purchaser of shares of any series of APS or its Broker-Dealer will be required to sign and deliver a Master Purchaser's Letter to the Auction Agent in which such prospective purchaser or its Broker-Dealer will agree, among other things, that (i) dispositions of shares of such series of APS may be made only pursuant to a Bid or a Sell Order placed in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer, and (ii) ownership of shares of such series of APS will be maintained in book entry form by the Securities Depository for the account of such prospective purchaser's Agent Member, which in turn will maintain records of such prospective purchaser's beneficial ownership.

     Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

     Execution by a prospective purchaser or its Broker-Dealer of a Master Purchaser's Letter is not a commitment to purchase shares of APS in the offering being made by this Prospectus or in any Auction, but is a condition precedent to such purchaser's purchasing shares of APS. In addition, acceptance of a Master Purchaser's Letter is not a guarantee that shares of APS will be available for purchase.

     The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.

RATING AGENCY GUIDELINES

     The Fund intends that, so long as shares of any series of APS are Outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt on the Date of Original Issue of the shares of each series of APS of ratings of "aaa" from Moody's and AAA from S&P. Moody's and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Fund will pay certain fees to Moody's and S&P for rating shares of the APS. The guidelines have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of each series of APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount and, in addition, so long as S&P is rating the shares of any series of APS, the Fund intends to maintain a Minimum Liquidity Level. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets.

     In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate

Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of each series of APS will be subject to redemption if either Moody's or S&P is rating such shares.

     The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of any series of APS may, at any time, change or withdraw any such rating. As set forth in the APS Provisions, the Board of Trustees may, without Shareholder approval, modify certain definitions or policies which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to any series of APS. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

     The ratings on any series of the APS are not recommendations to purchase, hold or sell shares of any series of APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of shares of any series of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Funds.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

     The Funds' Proxy Voting Policy and Procedures are included as Appendix F to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 341-2929 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees
has engaged           , located at           , to be each Fund's independent
registered public accounting firm.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004, as included in Appendix C hereto, (ii) the audited financial statements of New York Quality Municipal Trust, dated October 31, 2004, attached hereto as Appendix D; and (iv) the audited financial statements of New York Value Municipal Income Trust, dated October 31, 2004, attached hereto as Appendix E.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix G hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2004, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2004 and (iii) Pro Forma Portfolio of Investments at October 31, 2004.

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.

         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 3(a) of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) and Section 9(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.


         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.

         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.

The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.

         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.      Payment of Expenses.

         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.

                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.      Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.    Conditions of the Target Fund.

         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and

                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;


         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B

                        CERTIFICATE OF VOTE OF TRUSTEES
                         ESTABLISHING PREFERRED SHARES

                           [TO BE FILED BY AMENDMENT]

                                   APPENDIX C

          ANNUAL REPORT OF THE ACQUIRING FUND, DATED OCTOBER 31, 2004

                           [TO BE FILED BY AMENDMENT]

                                   APPENDIX D

         ANNUAL REPORT OF VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST,
                             DATED OCTOBER 31, 2004

                           [TO BE FILED BY AMENDMENT]

                                   APPENDIX E

       ANNUAL REPORT OF VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST,
                             DATED OCTOBER 31, 2004

                           [TO BE FILED BY AMENDMENT]

                                   APPENDIX F

                       PROXY VOTING POLICY AND PROCEDURES

                           [TO BE FILED BY AMENDMENT]

                                   APPENDIX G

                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of the Van Kampen Trust for Investment Grade New York Municipals, Van Kampen New York Quality Municipal Trust and the New York Value Municipal Income Trust. The statements are presented as of October 31, 2004, the most recent period for which financial information is currently available.

The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on October 31, 2004. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended October 31, 2004. The pro forma statements give effect to the proposed exchange of Van Kampen Trust for Investment Grade New York Municipals shares for the assets and liabilities of the Van Kampen New York Quality Municipal Trust and Van Kampen New York Value Municipal Income Trust, with Van Kampen Trust for Investment Grade New York Municipals being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. There is no guarantee that the portfolio of investments of the surviving entity on the closing date of the transaction will match the Pro Forma Portfolio of Investments presented herein. All or a portion of the securities acquired in the transaction could be sold by the surviving entity; however, there is no plan or intention to sell securities acquired in the transaction other than in the ordinary course of business.

 VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST (VNM) - VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST (VNV) - VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK
                                MUNICIPALS (VTN)

                       PROFORMA PORTFOLIO OF INVESTMENTS

                          OCTOBER 31, 2004 (UNAUDITED)



   VTN          VNM        VNV      PROFORMA
PAR AMOUNT  PAR AMOUNT PAR AMOUNT  PAR AMOUNT                                         VNM          VNV          VTN     VTN-PROFORMA
  (000)       (000)      (000)      (000)    DESCRIPTION        COUPON  MATURITY MARKET VALUE MARKET VALUE MARKET VALUE MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds  152.4%
New York  143.0%
$  1,000                            $ 1,000 Amherst, NY Indl
                                            Dev Agy Civic
                                            Fac Rev UBF Fac
                                            Student Hsg Ser
                                            B (AMBAC Insd)      5.750% 08/01/30                            $ 1,121,470   $ 1,121,470
            $ 1,000                   1,000 Amherst, NY Indl
                                            Dev Agy Rev Fac
                                            Student Hsg Ser
                                            A (AMBAC Insd)      5.750  08/01/25  $ 1,133,530                               1,133,530
              1,250                   1,250 Erie Cnty, NY
                                            Indl Dev Agy Sch
                                            Fac Rev City of
                                            Buffalo Proj
                                            (FSA Insd)          5.750  05/01/19    1,438,687                               1,438,687
                        $ 1,500       1,500 Erie Cnty, NY
                                            Indl Dev Agy Sch
                                            Fac Rev City of
                                            Buffalo Proj
                                            (FSA Insd)          5.750  05/01/20               $ 1,726,425                  1,726,425
   1,250                              1,250 Erie Cnty, NY
                                            Indl Dev Agy Sch
                                            Fac Rev City of
                                            Buffalo Proj
                                            (FSA Insd)          5.750  05/01/23                              1,436,362     1,436,362
   2,000                              2,000 Erie Cnty, NY
                                            Pub Impt Ser A
                                            (FGIC Insd)         5.250  03/15/20                              2,189,060     2,189,060
              1,250                   1,250 Erie Cnty, NY
                                            Pub Impt Ser B
                                            (MBIA Insd)         5.250  04/01/18                  1,396,062                 1,396,062
   1,000                              1,000 Erie Cnty, NY
                                            Pub Impt Ser C
                                            (AMBAC Insd)        5.500  07/01/29                              1,090,880     1,090,880
   1,610                              1,610 Grand Central NY
                                            Dist Mgt Assn
                                            Cap Impt Business
                                            Impt & Rfdg (b)     5.000  01/01/16                              1,757,701     1,757,701
   1,110                              1,110 Islip, NY Res
                                            Recovery 1985 Fac
                                            Ser E (AMT)
                                            (FSA Insd) (b)      5.750  07/01/18                              1,244,954     1,244,954
                          2,000       2,000 Islip, NY Res
                                            Recovery Agy Rev
                                            1985 Fac Ser B
                                            (AMT) (AMBAC
                                            Insd)               7.250  07/01/11                  2,451,380                 2,451,380
                          1,100       1,100 Islip, NY Res
                                            Recovery Agy Rev
                                            1985 Fac Ser E
                                            (AMT) (FSA Insd)    5.750  07/01/20                  1,220,802                 1,220,802
   3,020                              3,020 Long Island Pwr
                                            Auth NY Elec Sys
                                            Rev Cap Apprec
                                            (FSA Insd)            *    06/01/19                              1,633,971     1,633,971
              3,365                   3,365 Long Island Pwr
                                            Auth NY Elec Sys
                                            Rev Cap Apprec
                                            (FSA Insd)            *    06/01/21    1,630,679                               1,630,679
              2,000       2,000       4,000 Long Island Pwr
                                            Auth NY Elec Sys
                                            Rev Gen Ser C       5.500  09/01/19                  2,194,080   2,194,080     4,388,160
   1,500                              1,500 Long Island Pwr
                                            Auth NY Elec Sys
                                            Rev Gen Ser C       5.500  09/01/21                              1,632,840     1,632,840
   1,000      2,000       1,000       4,000 Metropolitan
                                            Trans Auth NY Rev
                                            Ser A Rfdg
                                            (AMBAC Insd)        5.500  11/15/19    2,276,360     1,138,180   1,138,180     4,552,720
   1,500      1,500       1,000       4,000 Metropolitan
                                            Trans Auth NY Svc
                                            Contract Ser A
                                            Rfdg                5.125  01/01/29    1,544,955     1,029,970   1,544,955     4,119,880
   1,000      1,000       1,000       3,000 Metropolitan
                                            Trans Auth NY
                                            Svc Contract Ser
                                            B (MBIA Insd)       5.500  07/01/14    1,161,960     1,161,960   1,161,960     3,485,880
              1,215                   1,215 Monroe Cnty, NY
                                            Indl Dev Agy Rev
                                            Pub Impt Canal
                                            Ponds Park Ser A    7.000  06/15/13    1,222,144                               1,222,144
                          1,115       1,115 Monroe Woodbury,
                                            NY Cent Sch Ser A
                                            Rfdg (FGIC Insd)    5.000  05/15/19                  1,219,855                 1,219,855
              1,125                   1,125 Nassau Cnty, NY
                                            Impt Ser E (FSA
                                            Insd)               6.000  03/01/20    1,293,592                               1,293,592
   1,000                  1,500       2,500 Nassau Cnty, NY
                                            Interim Fin Auth
                                            Sales Tax Secd
                                            Ser A (AMBAC
                                            Insd)               5.000  11/15/18                  1,637,265    1,091,510    2,728,775
   2,000      2,000                   4,000 Nassau Cnty, NY
                                            Interim Fin Auth
                                            Sales Tax Secd
                                            Ser A (Prerefunded
                                            @ 11/15/10)         5.750  11/15/15    2,319,920                  2,319,920    4,639,840
     730                                730 Nassau Cnty, NY
                                            Interim Fin Auth
                                            Sales Tax Secd
                                            Ser A1 (AMBAC
                                            Insd)               5.375  11/15/15                                 818,658      818,658
   1,770                              1,770 Nassau Cnty, NY
                                            Interim Fin Auth
                                            Sales Tax Secd
                                            Ser A1
                                            (Prerefunded
                                            @ 11/15/11)
                                            (AMBAC Insd)        5.375  11/15/15                               2,032,102    2,032,102
                820         295       1,115 Nassau Cnty, NY
                                            Interim Fin Auth
                                            Sales Tax Secd
                                            Ser A-1 (AMBAC
                                            Insd)               5.375  11/15/16      919,589       330,828                 1,250,417
   1,585      1,000                   2,585 Nassau Cnty, NY
                                            Interim Fin Auth
                                            Sales Tax Secd
                                            Ser B Rfdg (AMBAC
                                            Insd)               5.000  11/15/17    1,097,120                  1,738,935    2,836,055
                500                     500 Nassau Cnty, NY
                                            Swr & Storm Ser B
                                            (MBIA Insd)         5.000  10/01/20      540,390                                 540,390
              1,370                   1,370 Nassau Cnty, NY
                                            Swr & Storm Ser B
                                            (MBIA Insd)         5.000  10/01/22    1,463,311                               1,463,311
                          1,000       1,000 Nassau Cnty, NY
                                            Swr & Storm Wtr
                                            Fin Auth Sys Rev
                                            Ser B (MBIA Insd)   5.000  10/01/21                  1,074,840                 1,074,840
              2,000                   2,000 New York City
                                            Fiscal 2003 Ser I   5.750  03/01/16    2,260,360                               2,260,360
     935                                935 New York City Hsg
                                            Dev Corp Multi-
                                            Family Hsg Rev
                                            Ser A (AMT)         5.850  11/01/20                                 999,132      999,132
                          1,000       1,000 New York City Hsg
                                            Dev Corp Multi-
                                            Family Hsg Rev
                                            Ser A (AMT)         5.950  11/01/32                  1,049,480                 1,049,480
                          1,900       1,900 New York City Indl
                                            Dev Agy Brooklyn
                                            Navy Yard (AMT)     5.650  10/01/28                  1,790,522                 1,790,522
                          1,355       1,355 New York City Indl
                                            Dev Agy Civic Fac
                                            Rev Nightingale
                                            Bamford Sch Rfdg
                                            (AMBAC Insd) (b)    5.250  01/15/19                  1,489,890                 1,489,890
   1,000                              1,000 New York City Indl
                                            Dev Agy Civic Fac
                                            Rev NY Inst of
                                            Technology Proj
                                            (MBIA Insd)         5.250  03/01/18                               1,103,880    1,103,880
   1,000      1,000                   2,000 New York City Indl
                                            Dev Agy Fac Rev
                                            Royal Charter-NY
                                            Presbyterian
                                            (FSA Insd)          5.250  12/15/11       1,133,030               1,133,030    2,266,060
   2,000      2,000       2,000       6,000 New York City Indl
                                            Dev Agy Spl Fac
                                            Rev Terminal One
                                            Group Assn Proj
                                            (AMT)               6.000  01/01/15       2,045,060  2,045,060    2,045,060    6,135,180
                          1,230       1,230 New York City Indl
                                            Dev Civic YMCA Gtr
                                            NY Proj             5.850  08/01/08                  1,333,763                 1,333,763
                          1,500       1,500 New York City Indl
                                            Dev Civic YMCA Gtr
                                            NY Proj             5.800  08/01/16                  1,609,635                 1,609,635
   1,000      1,000       1,000       3,000 New York City Muni
                                            Wtr Fin Auth Wtr &
                                            Swr Sys Rev         5.500  06/15/33       1,079,880  1,079,880    1,079,880    3,239,640
              2,000                   2,000 New York City Muni
                                            Wtr Fin Auth Wtr &
                                            Swr Sys Rev Ser B
                                            (FSA Insd)          5.000  06/15/29       2,062,260                            2,062,260
   3,900                              3,900 New York City Muni
                                            Wtr Fin Auth Wtr &
                                            Swr Sys Rev Ser B
                                            (FSA Insd)          5.250  06/15/29                               4,090,086    4,090,086
                          3,000       3,000 New York City Muni
                                            Wtr Fin Auth Wtr &
                                            Swr Sys Ser B
                                            (FGIC Insd)         5.250  06/15/29                  3,146,220                 3,146,220
   1,325      1,325                   2,650 New York City Muni
                                            Wtr Fin Ser B       6.000  06/15/33       1,542,234               1,542,234    3,084,468
   2,175      2,175                   4,350 New York City Muni
                                            Wtr Fin Ser B
                                            (Prerefunded @
                                            06/15/10)           6.000  06/15/33       2,556,060               2,556,060    5,112,120
                          1,500       1,500 New York City Ser E
                                            Rfdg (MBIA Insd)    6.200  08/01/08                  1,702,605                 1,702,605
              1,200                   1,200 New York City Ser G 5.250  08/01/16       1,295,388                            1,295,388
              2,000       1,000       3,000 New York City Ser H
                                            (FGIC Insd)         6.000  08/01/12       2,360,280  1,180,140                 3,540,420
   1,250                              1,250 New York City Ser K 5.625  08/01/13                               1,366,763    1,366,763
                             60          60 New York City
                                            Transitional Fin
                                            Auth Rev Future Tax
                                            Secd Ser A          5.000  08/15/27                     61,005                    61,005
              1,750       1,750       3,500 New York City
                                            Transitional Fin
                                            Auth Rev Future Tax
                                            Secd Ser B (MBIA
                                            Insd)               5.250  05/01/16       1,934,713  1,934,712                 3,869,425
   1,500                  1,000       2,500 New York City
                                            Transitional Fin
                                            Auth Rev Future
                                            Tax Secd Ser C
                                            (AMBAC Insd)        5.250  08/01/21                  1,085,010    1,627,515    2,712,525
   3,500      1,500       1,000       6,000 New York City
                                            Transitional Fin
                                            Auth Rev Future
                                            Tax Secd Ser D
                                            (MBIA Insd)         5.250  02/01/19       1,650,000  1,100,000    3,850,000    6,600,000
              1,000                   1,000 New York St Dorm
                                            Auth Lease Rev
                                            Court Fac Ser A     5.500  05/15/20       1,095,890                            1,095,890
   1,330                  1,000       2,330 New York St Dorm
                                            Auth Lease Rev
                                            Court Fac Ser A     5.375  05/15/22                  1,074,320    1,428,846    2,503,166
                            745         745 New York St Dorm
                                            Auth Lease Rev
                                            Master Boces Pgm
                                            (FSA Insd)          5.250  08/15/21                    812,564                   812,564

                       500       500 New York St Dorm
                                     Auth Lease Rev
                                     Master Boces Pgm
                                     (FSA Insd)          5.250       08/15/23                                  539,575       539,575
                     2,150     2,150 New York St Dorm
                                     Auth Lease Rev
                                     Master Boces Pgm
                                     Ser A (FSA Insd)
                                     (b)                 5.250       08/15/16                                2,383,877     2,383,877
  1,000                        1,000 New York St Dorm
                                     Auth Lease Rev
                                     Master Boces
                                     Prog Ser A
                                     (FSA Insd)          5.250       08/15/17     1,108,780                                1,108,780
  2,250                        2,250 New York St Dorm
                                     Auth Lease Rev
                                     Muni Hlth Fac
                                     Impt Pgm Ser
                                     1 (FSA Insd)        5.500       01/15/13     2,539,485                                2,539,485
  1,040     2,000    1,000     4,040 New York St Dorm
                                     Auth Lease Rev
                                     St Univ Dorm Fac    5.375       07/01/16     1,146,974    2,205,720     1,102,860     4,455,554
            1,000              1,000 New York St Dorm
                                     Auth Lease Rev
                                     St Univ Dorm Fac
                                     (Prerefunded @
                                     07/01/12)           5.375       07/01/20                  1,150,920                   1,150,920
            1,000              1,000 New York St Dorm
                                     Auth Lease Rev
                                     St Univ Dorm Fac
                                     (Prerefunded @
                                     07/01/12)           5.000       07/01/32                  1,125,540                   1,125,540
                       820       820 New York St Dorm
                                     Auth Lease Univ
                                     Dorm Fac Ser B      5.125       07/01/28                                  846,060       846,060
                     2,055     2,055 New York St Dorm
                                     Auth Lease Univ
                                     Dorm Fac Ser B
                                     (Prerefunded @
                                     7/01/09)            5.125       07/01/28                                2,309,224     2,309,224
  2,200                        2,200 New York St Dorm
                                     Auth Rev Catholic
                                     Hlth L.I. Oblig
                                     Grp (a)             5.000       07/01/27     2,190,980                                2,190,980
            2,750              2,750 New York St Dorm
                                     Auth Rev Catholic
                                     Hlth L.I. Oblig
                                     Grp (a)             5.100       07/01/34                  2,736,058                   2,736,058
            3,500              3,500 New York St Dorm
                                     Auth Rev City Univ
                                     Cons Third Ser 1
                                     (FGIC Insd)         5.250       07/01/25                  3,726,205                   3,726,205
            1,625    1,500     3,125 New York St Dorm
                                     Auth Rev City
                                     Univ Sys Cons
                                     Ser A               5.625       07/01/16                  1,896,538     1,750,650     3,647,188
            2,500              2,500 New York St Dorm
                                     Auth Rev City
                                     Univ Sys Third
                                     Gen Res Ser 2
                                     (Prerefunded
                                     @ 07/01/06)         6.000       07/01/20                  2,720,875                   2,720,875
                     2,500     2,500 New York St Dorm
                                     Auth Rev Cons City
                                     Univ Sys Second
                                     Gen Ser A           5.750       07/01/13                                2,881,900     2,881,900
                     1,670     1,670 New York St Dorm
                                     Auth Rev Dept
                                     Education (b)       5.250       07/01/19                                1,826,863     1,826,863
  2,500                        2,500 New York St Dorm
                                     Auth Rev Grace
                                     Manor Hlthcare Fac  6.150       07/01/18     2,695,825                                2,695,825
  1,000     1,000    1,800     3,800 New York St Dorm
                                     Auth Rev Hosp
                                     (MBIA Insd)         5.000       08/01/33     1,033,070    1,033,070     1,859,526     3,925,666
  1,340     1,000              2,340 New York St Dorm
                                     Auth Rev Insd
                                     Brooklyn Law Sch
                                     Ser B (XLCA Insd)   5.375       07/01/23     1,464,071    1,092,590                   2,556,661
                     1,425     1,425 New York St Dorm
                                     Auth Rev Insd John
                                     T Mather Mem Hosp
                                     Rfdg (Connie
                                     Lee Insd) (b)       6.500       07/01/08                                1,623,474     1,623,474
                     1,000     1,000 New York St Dorm
                                     Auth Rev Insd John
                                     T Mather Mem Hosp
                                     Rfdg (Connie
                                     Lee Insd)           6.500       07/01/10                                1,179,260     1,179,260
                     1,720     1,720 New York St Dorm
                                     Auth Rev Insd John
                                     T Mather Mem Hosp
                                     Rfdg (Connie
                                     Lee Insd) (b)       6.500       07/01/11                                2,053,353     2,053,353
  1,000     1,500    1,000     3,500 New York St Dorm
                                     Auth Rev Mem
                                     Sloan-Kettering
                                     Ctr Ser 1
                                     (MBIA Insd)         5.000       07/01/20     1,072,240    1,608,360     1,072,240     3,752,840
            5,875              5,875 New York St
                                     Dorm Auth Rev
                                     Mental Hlth
                                     Fac Impt Ser B (b)  5.250       02/15/22                  6,305,520                   6,305,520
  2,340                        2,340 New York St Dorm
                                     Auth Rev Mental
                                     Hlth Svc Fac Impt
                                     Ser D (FSA Insd)
                                     (b)                 5.750       08/15/12     2,639,731                                2,639,731
                     1,000     1,000 New York St Dorm
                                     Auth Rev Mental
                                     Hlth Svc Ser A      6.000       02/15/07                                1,083,710     1,083,710
  1,210              1,215     2,425 New York St Dorm
                                     Auth Rev Mental
                                     Hlth Svc Ser B
                                     (MBIA Insd)         5.250       08/15/31     1,260,021                  1,265,228     2,525,249
            1,000              1,000 New York St Dorm
                                     Auth Rev Sch Dist
                                     Fin Pgm Ser C
                                     (MBIA Insd)         5.375       10/01/15                  1,122,470                   1,122,470
                     1,500     1,500 New York St Dorm
                                     Auth Rev Sch Dist
                                     Fin Pgm Ser D
                                     (MBIA Insd)         5.500       10/01/17                                1,711,530     1,711,530
  1,000                        1,000 New York St Dorm
                                     Auth Rev Sch Dist
                                     Fin Pgm Ser I
                                     (MBIA Insd)         5.750       10/01/18     1,158,220                                1,158,220
                     2,515     2,515 New York St Dorm
                                     Auth Rev Second
                                     Hosp Interfaith
                                     Med Cent Ser D
                                     (FSA Insd)          5.750       02/15/08                                2,776,032     2,776,032
  1,000     1,000    1,000     3,000 New York St Dorm
                                     Auth Rev Second
                                     Hosp North Gen
                                     Hosp Rfdg           5.750       02/15/18     1,123,560    1,123,560     1,123,560     3,370,680
            1,370              1,370 New York St Dorm
                                     Auth Rev St
                                     Personal Income
                                     Tax Ed Ser A        5.375       03/15/20                  1,505,466                   1,505,466
  1,000              1,250     2,250 New York St Dorm
                                     Auth Rev St
                                     Personal Income
                                     Tax Ed Ser A        5.000       03/15/32     1,022,260                  1,277,825     2,300,085
            1,500              1,500 New York St Dorm
                                     Auth Rev St Univ
                                     Ed Fac
                                     (Prerefunded @
                                     05/15/06)           5.750       05/15/10                  1,619,640                   1,619,640
  1,000                        1,000 New York St Dorm
                                     Auth Rev St Univ
                                     Ed Fac 1989 Res
                                     (MBIA Insd)         6.000       05/15/15     1,158,700                                1,158,700
            2,000              2,000 New York St Dorm
                                     Auth Rev St Univ
                                     Ed Fac 1989 Res
                                     (MBIA Insd)         6.000       05/15/16                  2,317,400                   2,317,400
  1,000     2,600              3,600 New York St Dorm
                                     Auth Rev St Univ
                                     Ed Fac Ser A
                                     (MBIA Insd)         5.250       05/15/15     1,142,280    2,969,928                   4,112,208
  5,010                        5,010 New York St Dorm
                                     Auth Rev St Univ
                                     Ed Fac Ser B Rfdg   5.250       05/15/19     5,674,677                                5,674,677
  1,365                        1,365 New York St Energy
                                     Resh & Dev Auth
                                     Gas Fac Rev
                                     Brooklyn Union Gas
                                     Ser B (AMT)
                                     (MBIA Insd)         6.750       02/01/24     1,383,987                                1,383,987
  4,000     3,000    3,000    10,000 New York St Energy
                                     Resh & Dev Auth
                                     Gas Fac Rev
                                     Brooklyn Union Gas
                                     Ser C (AMT)
                                     (MBIA Insd)         5.600       06/01/25     4,068,920    3,051,690     3,051,690    10,172,300
                     1,000     1,000 New York St Energy
                                     Resh & Dev Auth
                                     St Svc Contract Rev 6.000       04/01/07                                1,087,280     1,087,280
              300                300 New York St
                                     Environmental Fac
                                     Corp Pollutn Ctl
                                     Rev St Wtr
                                     Revolving
                                     Fd Ser A (Escrowed
                                     to Maturity)        5.750       06/15/12                    353,112                     353,112
            1,290              1,290 New York St
                                     Environmental Fac
                                     Corp Pollutn Ctl
                                     Rev St Wtr
                                     Revolving
                                     Fd Ser E            6.600       06/15/09                  1,314,329                   1,314,329
               95                 95 New York St
                                     Environmental Fac
                                     Corp Pollutn Ctl
                                     Rev St Wtr Ser 02   5.750       06/15/12                    111,207                     111,207
              500                500 New York St
                                     Environmental Fac
                                     Corp Pollutn Ctl
                                     Rev St Wtr Ser 02
                                     (Escrowed to
                                     Maturity)           5.750       06/15/12                    588,520                     588,520
            2,000              2,000 New York St
                                     Environmental Fac
                                     Corp Solid Waste
                                     Disp Rev Occidental
                                     Petroleum Corp
                                     Proj (AMT)          6.100       11/01/30                  2,065,100                   2,065,100
                     1,000     1,000 New York St
                                     Environmental Fac
                                     Corp St Clean Wtr
                                     & Drinking
                                     Revolving Fd Muni
                                     Wtr Proj Ser B      5.250       06/15/20                                1,090,700     1,090,700
  1,640                        1,640 New York St
                                     Environmental Fac
                                     Corp St Clean Wtr
                                     & Drinking
                                     Revolving Fd
                                     Pooled Fin Pgm I    5.250       09/15/19     1,803,442                                1,803,442
            1,565              1,565 New York St
                                     Environmental Fac
                                     Corp St Clean Wtr
                                     & Drinking
                                     Revolving Fd Ser B  5.000       06/15/20                  1,677,038                   1,677,038
  2,000              1,695     3,695 New York St
                                     Environmental Fac
                                     Corp St Clean Wtr
                                     & Drinking
                                     Revolving Fd Ser B  5.000       06/15/21     2,133,660                  1,808,277     3,941,937


   3,500                   3,500    New York St Hsg
                                    Fin Agy Rev Multi-
                                    Family Hsg Secd Mtg
                                    Pgm Ser A (AMT)       7.050   08/15/24    3,505,530                                  3,505,530
            1,340          1,340    New York St Hsg
                                    Fin Agy Rev Newburgh
                                    Interfaith Hsg Ser A  7.050   11/01/12                  1,342,345                    1,342,345
            1,075          1,075    New York St Hsg Fin
                                    Agy St Personal
                                    Income Tax Rev Econ
                                    Dev & Hsg Ser A       5.250   09/15/19                  1,169,955                    1,169,955
            2,300          2,300    New York St Hsg Fin
                                    Agy St Personal
                                    Income Tax Rev Econ
                                    Dev & Hsg Ser A (b)   5.250   09/15/21                  2,475,329                    2,475,329
   3,000    3,000  1,000   7,000    New York St Loc Govt
                                    Assist Corp Ser E
                                    Rfdg                  6.000   04/01/14    3,563,790     3,563,790     1,187,930      8,315,510
   1,050           2,000   3,050    New York St Med Care
                                    Fac Fin Agy Rev
                                    Saint Peter's Hosp
                                    Proj Ser A
                                    (AMBAC Insd)          5.375   11/01/20    1,062,800                   2,024,380      3,087,180
   4,000                   4,000    New York St Mtg Agy
                                    Rev Homeowner Mtg
                                    Ser 71 (AMT)          5.400   04/01/29    4,107,400                                  4,107,400
   4,460    2,820          7,280    New York St Mtg Agy
                                    Rev Homeowner Mtg
                                    Ser 79 (AMT)          5.300   04/01/29    4,572,749     2,891,290                    7,464,039
   1,990                   1,990    New York St Mtg Agy
                                    Rev Ser 101(AMT)      5.400   04/01/32    2,052,088                                  2,052,088
   1,535                   1,535    New York St Ser C
                                    Rfdg                  5.000   04/15/17    1,670,095                                  1,670,095
   2,000    2,000  1,000   5,000    New York St Twy
                                    Auth Hwy & Brdg Tr
                                    Fd Ser A (FSA Insd)   5.250   04/01/19    2,182,580     2,182,580     1,091,290      5,456,450
            2,750          2,750    New York St Twy Auth
                                    Hwy & Brdg Tr Fd Ser
                                    B (FGIC Insd)         5.000   04/01/16                  2,986,638                    2,986,638
                   1,000   1,000    New York St Twy Auth
                                    Second Ser A
                                    (MBIA Insd)           5.000   04/01/22                                1,069,320      1,069,320
                   2,000   2,000    New York St Twy Auth
                                    Second Ser A
                                    (MBIA Insd)           5.000   04/01/23                                2,124,180      2,124,180
            1,540    460   2,000    New York St Twy Auth
                                    Svc Contract Rev Loc
                                    Hwy & Brdg            5.500   04/01/16                  1,738,675       519,345      2,258,020
            5,000          5,000    New York St Twy Auth
                                    Svc Contract Rev Loc
                                    Hwy & Brdg
                                    (Prerefunded @
                                    04/01/11)             5.250   04/01/14                  5,657,300                    5,657,300
   3,000                   3,000    New York St Twy Auth
                                    Svc Contract Rev Loc
                                    Hwy & Brdg
                                    (Prerefunded @
                                    04/01/11)             5.250   04/01/15    3,394,380                                  3,394,380
            3,460          3,460    New York St Twy Auth
                                    Svc Contract Rev Loc
                                    Hwy & Brdg
                                    (Prerefunded @
                                    04/01/12)             5.500   04/01/16                  3,998,030                    3,998,030
   2,500           2,150   4,650    New York St Urban
                                    Dev Corp Rev
                                    Correctional Fac Ser
                                    A Rfdg                5.500   01/01/14    2,799,275                   2,407,376      5,206,651
            1,500          1,500    New York St Urban
                                    Dev Corp Rev Personal
                                    Income Tax Ser C-1
                                    (FGIC Insd)           5.500   03/15/19                  1,700,655                    1,700,655
            2,000          2,000    New York St Urban Dev
                                    Corp Rev Personal
                                    Income Tax St Fac Ser
                                    A                     5.375   03/15/19                  2,186,800                    2,186,800
   1,625                   1,625    New York St Urban Dev
                                    Corp Rev Proj Ctr for
                                    Indl Innovation Rfdg  5.500   01/01/13    1,852,321                                  1,852,321
            1,115  1,000   2,115    New York St Urban Dev
                                    Corp Rev Proj Pine
                                    Barrens               5.375   04/01/17                  1,149,821     1,031,230      2,181,051
                   1,000   1,000    New York St Urban Dev
                                    Corp Rev St Fac Rfdg  5.500   04/01/07                                1,079,010      1,079,010
  19,280                  19,280    New York St Urban Dev
                                    Corp Rev St Office
                                    South Mall Ser A        *     01/01/11   13,971,830                                 13,971,830
                   1,060   1,060    Niagara Falls, NY Wtr
                                    Treatment Plant (AMT)
                                    (MBIA Insd)           7.250   11/01/10                                1,282,430      1,282,430
   3,570                   3,570    Niagara, NY Frontier
                                    Auth Arpt Buffalo
                                    Niagara Intl Arpt
                                    Ser A (AMT)
                                    (MBIA Insd)           5.625   04/01/29    3,771,848                                  3,771,848
   4,500           2,000   6,500    Port Auth NY & NJ
                                    Cons 97th Ser (AMT)
                                    (FGIC Insd)           6.650   01/15/23    4,587,525                   2,038,900      6,626,425
                   2,500   2,500    Port Auth NY & NJ
                                    Spl Oblig Rev Spl
                                    Proj JFK Intl Arpt
                                    Terminal 6(AMT)
                                    (MBIA Insd)           5.750   12/01/25                                2,675,725      2,675,725
   1,600                   1,600    Rensselaer, NY Hsg
                                    Auth Multi-Family
                                    Rev Mtg Renwyck Pl
                                    Ser A                 7.650   01/01/11    1,635,584                                  1,635,584
   1,480                   1,480    Rensselaer, NY Hsg
                                    Auth Multi-Family
                                    Rev Mtg Van
                                    Rensselaer Heights
                                    Ser A                 7.750   01/01/11    1,513,019                                  1,513,019
            1,000          1,000    Rockland Cnty, NY
                                    Solid Waste Mgmt
                                    Auth Ser B (AMT)
                                    (AMBAC Insd)          5.125   12/15/28    1,032,320                                  1,032,320
   1,500    1,000  1,000   3,500    Sales Tax Asset
                                    Receivable Corp NY
                                    Ser A (MBIA Insd)
                                    (a)                   5.000   10/15/21    1,621,575     1,081,050     1,081,050      3,783,675
                   1,250   1,250    Sodus, NY Ctr Sch
                                    Dist Rfdg
                                    (FGIC Insd) (b)       5.125   06/15/17                                1,365,213      1,365,213
                   1,000   1,000    Tobacco Settlement
                                    Fin Corp NY Ser C-1   5.500   06/01/22                                1,088,000      1,088,000
            1,000          1,000    Triborough Brdg &
                                    Tunl Auth NY Rev
                                    Gen Purp Ser A        5.250   01/01/17                  1,092,530                    1,092,530
   5,445    1,500          6,945    Triborough Brdg &
                                    Tunl Auth NY Rev
                                    Gen Purp Ser A        5.250   01/01/18    5,930,966     1,633,875                    7,564,841
   5,000    4,000  3,000  12,000    Triborough Brdg &
                                    Tunl Auth NY Rev
                                    Gen Purp Ser A        5.000   01/01/32    5,113,050     4,090,440     3,067,830     12,271,320
                   1,600   1,600    Triborough Brdg &
                                    Tunl Auth NY Rev
                                    Gen Purp Ser B Rfdg   5.125   11/15/29                                1,660,816      1,660,816
                   2,000   2,000    Triborough Brdg &
                                    Tunl Auth NY Ser E
                                    Rfdg (MBIA Insd)      5.000   11/15/32                                2,056,620      2,056,620
   2,000    1,500  1,000   4,500    Yonkers, NY Indl Dev
                                    Agy Civic Fac Rev
                                    Cmnty Dev Ppty
                                    Yonkers Inc Ser A     6.625   02/01/26    2,157,520     1,618,140     1,078,760      4,854,420
   1,700                   1,700    Yonkers, NY Ser A
                                    (FGIC Insd) (b)       5.750   10/01/14    1,955,153                                  1,955,153
                                                                  ----------------------------------------------------------------
                                                                            157,617,905   131,659,953   105,314,490    394,592,348
                                                                  ----------------------------------------------------------------

Puerto Rico  7.5%
  5,000            3,000   8,000    Puerto Rico Comwlth
                                    Hwy & Trans Auth Hwy
                                    Rev Ser Y (FSA Insd)  6.250   07/01/21      6,341,300                   3,804,780    10,146,080
           5,000           5,000    Puerto Rico Comwlth
                                    Pub Impt Ser A        5.250   07/01/20                    5,409,350                   5,409,350
  2,000    2,000   1,000   5,000    Puerto Rico Pub Bldg
                                    Auth Rev Govt Fac
                                    Ser I (Comwth Gtd)    5.250   07/01/33      2,095,660     2,095,660     1,047,830     5,239,150
                                                                                ---------------------------------------------------
                                                                                8,436,960     7,505,010     4,852,610    20,794,580
                                                                                ---------------------------------------------------

U. S. Virgin Islands  1.9%
  1,500                   1,500 Virgin Islands Pub
                                Fin Auth Rev Gross
                                Rcpt Taxes Ln Nt Ser A    6.375     10/01/19                                1,737,270  1,737,270
  1,000    2,000          3,000 Virgin Islands Pub
                                Fin Auth Rev Gross
                                Rcpt Taxes Ln Nt Ser A
                                (ACA Insd)                6.125     10/01/29    1,120,460                   2,240,920  3,361,380
                                                                                ------------------------------------------------
                                                                                1,120,460     2,240,920     1,737,270  5,098,650
                                                                                ------------------------------------------------


Total Long-Term Investments   152.4%                                          167,175,325  141,405,883   111,904,370    420,485,578
      (Cost $386,790,602)....................................................

Total Short-Term Investments    1.5%                                            1,800,000    2,400,000            -       4,200,000
                                                                            --------------------------------------------------------

      (Cost $4,200,000)......................................................

Total Investments    153.9%                                                   168,975,325  143,805,883   111,904,370    424,685,578
      (Cost $390,990,602)...................................................

Liabilities in Excess of Other Assets (1.3%)                                   (1,935,289)  (2,186,961)      472,029     (3,650,221)

Preferred Shares (including accrued distributions) (52.6%)                    (60,011,179) (45,046,604)  (40,006,619)  (145,064,402)
                                                                            --------------------------------------------------------

Net Assets Applicable to Common Shares 100.0%                               $ 107,028,857  $ 96,572,318 $ 72,369,780  $ 275,970,955
                                                                            --------------------------------------------------------


Percentages are calculated as a percentage of net assets applicable to common shares.
   *     Zero coupon bond
 (a)    Securities purchased on a when-issued or delayed delivery basis.
 (b)    The Trust owns 100% of the bond issuance.

 ACA -- American Capital Access Insurance Co.
 AMBAC -- AMBAC Indemnity Corp.
 AMT - Alternative Minimum Tax
 Comwth Gtd - Commonwealth of Puerto Rico
 Connie Lee -- Connie Lee Insurance Co.
 FGIC -- Financial Guaranty Insurance Co.
 FSA -- Financial Security Assurance Inc.
 MBIA -- Municipal Bond Investors Assurance Corp.
 XLCA - XL Capital Assurance Inc.

              VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST (VNM) -
        VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (VTN)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 2004 (UNAUDITED)




   VTN              VNM         PROFORMA
PAR AMOUNT      PAR AMOUNT     PAR AMOUNT                                                       VNM           VTN      VTN-PROFORMA
  (000)            (000)         (000)     DESCRIPTION                 COUPON    MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  151.5%
  NEW YORK  142.1%
$    1,000                     $    1,000  Amherst, NY Indl Dev Agy
                                           Civic Fac Rev UBF Fac
                                           Student Hsg Ser B (AMBAC
                                           Insd)                       5.750%    08/01/30                  $ 1,121,470  $ 1,121,470
                $    1,000          1,000  Amherst, NY Indl Dev Agy
                                           Rev Fac Student Hsg Ser A
                                           (AMBAC Insd)                5.750     08/01/25    $  1,133,530                 1,133,530
                     1,250          1,250  Erie Cnty, NY Indl Dev Agy
                                           Sch Fac Rev City of Buffalo
                                           Proj (FSA Insd)             5.750     05/01/19       1,438,687                 1,438,687
     1,250                          1,250  Erie Cnty, NY Indl Dev Agy
                                           Sch Fac Rev City of Buffalo
                                           Proj (FSA Insd)             5.750     05/01/23                    1,436,362    1,436,362
     2,000                          2,000  Erie Cnty, NY Pub Impt Ser
                                           A (FGIC Insd)               5.250     03/15/20                    2,189,060    2,189,060
                     1,250          1,250  Erie Cnty, NY Pub Impt Ser
                                           B (MBIA Insd)               5.250     04/01/18       1,396,062                 1,396,062
     1,000                          1,000  Erie Cnty, NY Pub Impt Ser
                                           C (AMBAC Insd)              5.500     07/01/29                    1,090,880    1,090,880
     1,610                          1,610  Grand Central NY Dist Mgt
                                           Assn Cap Impt Business Impt
                                           & Rfdg (b)                  5.000     01/01/16                    1,757,701    1,757,701
     1,110                          1,110  Islip, NY Res Recovery 1985
                                           Fac Ser E (AMT) (FSA Insd)
                                           (b)                         5.750     07/01/18                    1,244,954    1,244,954
     3,020                          3,020  Long Island Pwr Auth NY
                                           Elec Sys Rev Cap Apprec
                                           (FSA Insd)                    *       06/01/19                    1,633,971    1,633,971
                     3,365          3,365  Long Island Pwr Auth NY
                                           Elec Sys Rev Cap Apprec
                                           (FSA Insd)                    *       06/01/21       1,630,679                 1,630,679
                     2,000          2,000  Long Island Pwr Auth NY
                                           Elec Sys Rev Gen Ser C      5.500     09/01/19       2,194,080                 2,194,080
     1,500                          1,500  Long Island Pwr Auth NY
                                           Elec Sys Rev Gen Ser C      5.500     09/01/21                    1,632,840    1,632,840
     1,000           2,000          3,000  Metropolitan Trans Auth NY
                                           Rev Ser A Rfdg (AMBAC Insd) 5.500     11/15/19       2,276,360    1,138,180    3,414,540
     1,500           1,500          3,000  Metropolitan Trans Auth NY
                                           Svc Contract Ser A Rfdg     5.125     01/01/29       1,544,955    1,544,955    3,089,910
     1,000           1,000          2,000  Metropolitan Trans Auth NY
                                           Svc Contract Ser B (MBIA
                                           Insd)                       5.500     07/01/14       1,161,960    1,161,960    2,323,920
                     1,215          1,215  Monroe Cnty, NY Indl Dev
                                           Agy Rev Pub Impt Canal
                                           Ponds Park Ser A            7.000     06/15/13       1,222,144                 1,222,144
                     1,125          1,125  Nassau Cnty, NY Impt Ser
                                           E (FSA Insd)                6.000     03/01/20       1,293,592                 1,293,592
     1,000                          1,000  Nassau Cnty, NY Interim Fin
                                           Auth Sales Tax Secd Ser A
                                           (AMBAC Insd)                5.000     11/15/18                    1,091,510    1,091,510
     2,000           2,000          4,000  Nassau Cnty, NY Interim Fin
                                           Auth Sales Tax Secd Ser A
                                           (Prerefunded @ 11/15/10)    5.750     11/15/15       2,319,920    2,319,920    4,639,840
       730                            730  Nassau Cnty, NY Interim Fin
                                           Auth Sales Tax Secd Ser A1
                                           (AMBAC Insd)                5.375     11/15/15                      818,658      818,658
     1,770                          1,770  Nassau Cnty, NY Interim Fin
                                           Auth Sales Tax Secd Ser A1
                                           (Prerefunded @ 11/15/11)
                                           (AMBAC Insd)                5.375     11/15/15                    2,032,102    2,032,102
                       820            820  Nassau Cnty, NY Interim Fin
                                           Auth Sales Tax Secd Ser A-1
                                           (AMBAC Insd)                5.375     11/15/16         919,589                   919,589
     1,585           1,000          2,585  Nassau Cnty, NY Interim Fin
                                           Auth Sales Tax Secd Ser B
                                           Rfdg (AMBAC Insd)           5.000     11/15/17       1,097,120    1,738,935    2,836,055
                       500            500  Nassau Cnty, NY Swr & Storm
                                           Ser B (MBIA Insd)           5.000     10/01/20         540,390                   540,390
                     1,370          1,370  Nassau Cnty, NY Swr & Storm
                                           Ser B (MBIA Insd)           5.000     10/01/22       1,463,311                 1,463,311
                     2,000          2,000  New York City Fiscal 2003
                                           Ser I                       5.750     03/01/16       2,260,360                 2,260,360
       935                            935  New York City Hsg Dev Corp
                                           Multi-Family Hsg Rev Ser A
                                           (AMT)                       5.850     11/01/20                      999,132      999,132
     1,000                          1,000  New York City Indl Dev Agy
                                           Civic Fac Rev NY Inst of
                                           Technology Proj (MBIA Insd) 5.250     03/01/18                    1,103,880    1,103,880
     1,000           1,000          2,000  New York City Indl Dev Agy
                                           Fac Rev Royal Charter-NY
                                           Presbyterian (FSA Insd)     5.250     12/15/11       1,133,030    1,133,030    2,266,060
     2,000           2,000          4,000  New York City Indl Dev Agy
                                           Spl Fac Rev Terminal One
                                           Group Assn Proj (AMT)       6.000     01/01/15       2,045,060    2,045,060    4,090,120
     1,000           1,000          2,000  New York City Muni Wtr Fin
                                           Auth Wtr & Swr Sys Rev      5.500     06/15/33       1,079,880    1,079,880    2,159,760
                     2,000          2,000  New York City Muni Wtr Fin
                                           Auth Wtr & Swr Sys Rev Ser
                                           B (FSA Insd)                5.000     06/15/29       2,062,260                 2,062,260
     3,900                          3,900  New York City Muni Wtr Fin
                                           Auth Wtr & Swr Sys Rev Ser
                                           B (FSA Insd)                5.250     06/15/29                    4,090,086    4,090,086
     1,325           1,325          2,650  New York City Muni Wtr Fin
                                           Ser B                       6.000     06/15/33       1,542,234    1,542,234    3,084,468
     2,175           2,175          4,350  New York City Muni Wtr Fin
                                           Ser B (Prerefunded @
                                           06/15/10)                   6.000     06/15/33       2,556,060    2,556,060    5,112,120
                     1,200          1,200  New York City Ser G         5.250     08/01/16       1,295,388                 1,295,388
                     2,000          2,000  New York City Ser H (FGIC
                                           Insd)                       6.000     08/01/12       2,360,280                 2,360,280
     1,250                          1,250  New York City Ser K         5.625     08/01/13                    1,366,763    1,366,763
                     1,750          1,750  New York City Transitional
                                           Fin Auth Rev Future Tax
                                           Secd Ser B (MBIA Insd)      5.250     05/01/16       1,934,713                 1,934,713
     1,500                          1,500  New York City Transitional
                                           Fin Auth Rev Future Tax
                                           Secd Ser C (AMBAC Insd)     5.250     08/01/21                    1,627,515    1,627,515
     3,500           1,500          5,000  New York City Transitional
                                           Fin Auth Rev Future Tax
                                           Secd Ser D (MBIA Insd)      5.250     02/01/19       1,650,000    3,850,000    5,500,000
                     1,000          1,000  New York St Dorm Auth Lease
                                           Rev Court Fac Ser A         5.500     05/15/20       1,095,890                 1,095,890
     1,330                          1,330  New York St Dorm Auth Lease
                                           Rev Court Fac Ser A         5.375     05/15/22                    1,428,846    1,428,846
     1,000                          1,000  New York St Dorm Auth Lease
                                           Rev Master Boces Prog Ser A
                                           (FSA Insd)                  5.250     08/15/17                    1,108,780    1,108,780
     2,250                          2,250  New York St Dorm Auth Lease
                                           Rev Muni Hlth Fac Impt Pgm
                                           Ser 1 (FSA Insd)            5.500     01/15/13                    2,539,485    2,539,485
     1,040           2,000          3,040  New York St Dorm Auth Lease
                                           Rev St Univ Dorm Fac        5.375     07/01/16       2,205,720    1,146,974    3,352,694
                     1,000          1,000  New York St Dorm Auth Lease
                                           Rev St Univ Dorm Fac
                                           (Prerefunded @ 07/01/12)    5.375     07/01/20       1,150,920                 1,150,920
                     1,000          1,000  New York St Dorm Auth Lease
                                           Rev St Univ Dorm Fac
                                           (Prerefunded @ 07/01/12)    5.000     07/01/32       1,125,540                 1,125,540
     2,200                          2,200  New York St Dorm Auth Rev
                                           Catholic Hlth L.I. Oblig
                                           Grp (a)                     5.000     07/01/27                    2,190,980    2,190,980
                     2,750          2,750  New York St Dorm Auth Rev
                                           Catholic Hlth L.I. Oblig
                                           Grp (a)                     5.100     07/01/34       2,736,058                 2,736,058
                     3,500          3,500  New York St Dorm Auth Rev
                                           City Univ Cons Third Ser 1
                                           (FGIC Insd)                 5.250     07/01/25       3,726,205                 3,726,205
                     1,625          1,625  New York St Dorm Auth Rev
                                           City Univ Sys Cons Ser A    5.625     07/01/16       1,896,538                 1,896,538
                     2,500          2,500  New York St Dorm Auth Rev
                                           City Univ Sys Third Gen Res
                                           Ser 2 (Prerefunded @
                                           07/01/06)                   6.000     07/01/20       2,720,875                 2,720,875
     2,500                          2,500  New York St Dorm Auth Rev
                                           Grace Manor Hlthcare Fac    6.150     07/01/18                    2,695,825    2,695,825
     1,000           1,000          2,000  New York St Dorm Auth Rev
                                           Hosp (MBIA Insd)            5.000     08/01/33       1,033,070    1,033,070    2,066,140
     1,340           1,000          2,340  New York St Dorm Auth Rev
                                           Insd Brooklyn Law Sch Ser B
                                           (XLCA Insd)                 5.375     07/01/23       1,092,590    1,464,071    2,556,661
     1,000           1,500          2,500  New York St Dorm Auth Rev
                                           Mem Sloan-Kettering Ctr Ser
                                           1 (MBIA Insd)               5.000     07/01/20       1,608,360    1,072,240    2,680,600
                     5,875          5,875  New York St Dorm Auth Rev
                                           Mental Hlth Fac Impt Ser B
                                           (b)                         5.250     02/15/22       6,305,520                 6,305,520

          2,340                       2,340  New York St Dorm
                                             Auth Rev Mental
                                             Hlth Svc
                                             Fac Impt Ser D
                                             (FSA Insd) (b)          5.750     08/15/12      2,639,731                     2,639,731
          1,210                       1,210  New York St Dorm
                                             Auth Rev Mental
                                             Hlth Svc
                                             Ser B (MBIA Insd)       5.250     08/15/31      1,260,021                     1,260,021
                        1,000         1,000  New York St Dorm
                                             Auth Rev Sch Dist
                                             Fin Pgm Ser C
                                             (MBIA Insd)             5.375     10/01/15                   1,122,470        1,122,470
          1,000                       1,000  New York St Dorm
                                             Auth Rev Sch Dist
                                             Fin Pgm Ser I
                                             (MBIA Insd)             5.750     10/01/18      1,158,220                     1,158,220
          1,000         1,000         2,000  New York St Dorm
                                             Auth Rev Second Hosp
                                             North Gen Hosp Rfdg     5.750     02/15/18      1,123,560    1,123,560        2,247,120
                        1,370         1,370  New York St Dorm
                                             Auth Rev St Personal
                                             Income Tax Ed Ser A     5.375     03/15/20                   1,505,466        1,505,466
          1,000                       1,000  New York St Dorm
                                             Auth Rev St Personal
                                             Income Tax Ed Ser A     5.000     03/15/32      1,022,260                     1,022,260
                        1,500         1,500  New York St Dorm
                                             Auth Rev St Univ
                                             Ed Fac (Prerefunded
                                             @ 05/15/06)             5.750     05/15/10                   1,619,640        1,619,640
          1,000                       1,000  New York St Dorm
                                             Auth Rev St Univ
                                             Ed Fac 1989 Res
                                             (MBIA Insd)             6.000     05/15/15      1,158,700                     1,158,700
                        2,000         2,000  New York St Dorm
                                             Auth Rev St Univ
                                             Ed Fac 1989 Res
                                             (MBIA Insd)             6.000     05/15/16                   2,317,400        2,317,400
          1,000         2,600         3,600  New York St Dorm
                                             Auth Rev St Univ
                                             Ed Fac Ser A
                                             (MBIA Insd)             5.250     05/15/15      1,142,280    2,969,928        4,112,208
          5,010                       5,010  New York St Dorm
                                             Auth Rev St Univ
                                             Ed Fac Ser B Rfdg       5.250     05/15/19      5,674,677                     5,674,677
          1,365                       1,365  New York St Energy
                                             Resh & Dev Auth
                                             Gas Fac
                                             Rev Brooklyn Union
                                             Gas Ser B (AMT)
                                             (MBIA Insd)             6.750     02/01/24      1,383,987                     1,383,987
          4,000         3,000         7,000  New York St Energy
                                             Resh & Dev Auth
                                             Gas Fac
                                             Rev Brooklyn Union
                                             Gas Ser C (AMT)
                                             (MBIA Insd)             5.600     06/01/25      4,068,920    3,051,690        7,120,610
                          300           300  New York St
                                             Environmental Fac
                                             Corp Pollutn
                                             Ctl Rev St Wtr
                                             Revolving Fd
                                             Ser A (Escrowed
                                             to Maturity)            5.750     06/15/12                     353,112          353,112
                        1,290         1,290  New York St
                                             Environmental Fac
                                             Corp Pollutn
                                             Ctl Rev St Wtr
                                             Revolving Fd Ser E      6.600     06/15/09                   1,314,329        1,314,329
                           95            95  New York St
                                             Environmental Fac
                                             Corp Pollutn
                                             Ctl Rev St Wtr
                                             Ser 02                  5.750     06/15/12                     111,207          111,207
                          500           500  New York St
                                             Environmental Fac
                                             Corp Pollutn
                                             Ctl Rev St Wtr
                                             Ser 02 (Escrowed
                                             to Maturity)            5.750     06/15/12                     588,520          588,520
                        2,000         2,000  New York St
                                             Environmental Fac
                                             Corp Solid
                                             Waste Disp Rev
                                             Occidental
                                             Petroleum Corp
                                             Proj (AMT)              6.100     11/01/30                   2,065,100        2,065,100
          1,640                       1,640  New York St
                                             Environmental Fac
                                             Corp St
                                             Clean Wtr &
                                             Drinking Revolving
                                             Fd Pooled
                                             Fin Pgm I               5.250     09/15/19      1,803,442                     1,803,442
                        1,565         1,565  New York St
                                             Environmental Fac
                                             Corp St
                                             Clean Wtr &
                                             Drinking Revolving
                                             Fd Ser B                5.000     06/15/20                   1,677,038        1,677,038
          2,000                       2,000  New York St
                                             Environmental Fac
                                             Corp St
                                             Clean Wtr &
                                             Drinking Revolving
                                             Fd Ser B                5.000     06/15/21      2,133,660                     2,133,660
          3,500                       3,500  New York St Hsg
                                             Fin Agy Rev
                                             Multi-Family
                                             Hsg Secd Mtg Pgm
                                             Ser A (AMT)             7.050     08/15/24      3,505,530                     3,505,530
                        1,340         1,340  New York St Hsg
                                             Fin Agy Rev
                                             Newburgh
                                             Interfaith Hsg
                                             Ser A                   7.050     11/01/12                   1,342,345        1,342,345
                        1,075         1,075  New York St Hsg
                                             Fin Agy St Personal
                                             Income Tax Rev Econ
                                             Dev & Hsg Ser A         5.250     09/15/19                   1,169,955        1,169,955
                        2,300         2,300  New York St Hsg
                                             Fin Agy St Personal
                                             Income Tax Rev Econ
                                             Dev & Hsg Ser A (b)     5.250     09/15/21                   2,475,329        2,475,329
          3,000         3,000         6,000  New York St Loc
                                             Govt Assist Corp
                                             Ser E Rfdg              6.000     04/01/14      3,563,790    3,563,790        7,127,580
          1,050                       1,050  New York St Med
                                             Care Fac Fin Agy
                                             Rev Saint Peter's
                                             Hosp Proj Ser A
                                             (AMBAC Insd)            5.375     11/01/20      1,062,800                     1,062,800
          4,000                       4,000  New York St Mtg
                                             Agy Rev Homeowner
                                             Mtg Ser 71 (AMT)        5.400     04/01/29      4,107,400                     4,107,400
          4,460         2,820         7,280  New York St Mtg
                                             Agy Rev Homeowner
                                             Mtg Ser 79 (AMT)        5.300     04/01/29      4,572,749    2,891,290        7,464,039
          1,990                       1,990  New York St Mtg
                                             Agy Rev Ser 101
                                             (AMT)                   5.400     04/01/32      2,052,088                     2,052,088
          1,535                       1,535  New York St
                                             Ser C Rfdg              5.000     04/15/17      1,670,095                     1,670,095
          2,000         2,000         4,000  New York St Twy
                                             Auth Hwy & Brdg
                                             Tr Fd Ser
                                             A (FSA Insd)            5.250     04/01/19      2,182,580    2,182,580        4,365,160
                        2,750         2,750  New York St Twy
                                             Auth Hwy & Brdg
                                             Tr Fd Ser
                                             B (FGIC Insd)           5.000     04/01/16                   2,986,638        2,986,638
                        1,540         1,540  New York St Twy
                                             Auth Svc Contract
                                             Rev Loc
                                             Hwy & Brdg              5.500     04/01/16                   1,738,675        1,738,675
                        5,000         5,000  New York St Twy
                                             Auth Svc Contract
                                             Rev Loc Hwy & Brdg
                                             (Prerefunded @
                                             04/01/11)               5.250     04/01/14                   5,657,300        5,657,300
          3,000                       3,000  New York St Twy
                                             Auth Svc Contract
                                             Rev Loc Hwy & Brdg
                                             (Prerefunded @
                                             04/01/11)               5.250     04/01/15      3,394,380                     3,394,380
                        3,460         3,460  New York St Twy
                                             Auth Svc Contract
                                             Rev Loc Hwy & Brdg
                                             (Prerefunded @
                                             04/01/12)               5.500     04/01/16                   3,998,030        3,998,030
          2,500                       2,500  New York St Urban
                                             Dev Corp Rev
                                             Correctional Fac
                                             Ser A Rfdg              5.500     01/01/14      2,799,275                     2,799,275
                        1,500         1,500  New York St Urban
                                             Dev Corp Rev
                                             Personal
                                             Income Tax
                                             Ser C-1 (FGIC
                                             Insd)                   5.500     03/15/19                   1,700,655        1,700,655
                        2,000         2,000  New York St Urban
                                             Dev Corp Rev
                                             Personal Income
                                             Tax St Fac Ser A        5.375     03/15/19                   2,186,800        2,186,800
          1,625                       1,625  New York St Urban
                                             Dev Corp Rev Proj
                                             Ctr for Indl
                                             Innovation Rfdg         5.500     01/01/13      1,852,321                     1,852,321
                        1,115         1,115  New York St Urban
                                             Dev Corp Rev Proj
                                             Pine Barrens            5.375     04/01/17                   1,149,821        1,149,821
         19,280                      19,280  New York St Urban
                                             Dev Corp Rev St
                                             Office South
                                             Mall Ser A                *       01/01/11     13,971,830                    13,971,830
          3,570                       3,570  Niagara, NY
                                             Frontier Auth
                                             Arpt Buffalo
                                             Niagara Intl
                                             Arpt Ser A (AMT)
                                            (MBIA Insd)              5.625     04/01/29      3,771,848                     3,771,848
          4,500                       4,500  Port Auth NY & NJ
                                             Cons 97th Ser
                                             (AMT) (FGIC
                                             Insd)                   6.650     01/15/23      4,587,525                     4,587,525
          1,600                       1,600  Rensselaer, NY
                                             Hsg Auth Multi-
                                             Family Rev
                                             Mtg Renwyck Pl
                                             Ser A                   7.650     01/01/11      1,635,584                     1,635,584
          1,480                       1,480  Rensselaer, NY
                                             Hsg Auth Multi-
                                             Family Rev Mtg
                                             Van Rensselaer
                                             Heights Ser A           7.750     01/01/11      1,513,019                     1,513,019
                        1,000         1,000  Rockland Cnty,
                                             NY Solid Waste
                                             Mgmt Auth
                                             Ser B (AMT)
                                             (AMBAC Insd)            5.125     12/15/28                   1,032,320        1,032,320
          1,500         1,000         2,500  Sales Tax Asset
                                             Receivable Corp
                                             NY Ser A (MBIA
                                             Insd) (a)               5.000     10/15/21      1,621,575    1,081,050        2,702,625
                        1,000         1,000  Triborough Brdg
                                             & Tunl Auth NY
                                             Rev Gen
                                             Purp Ser A              5.250     01/01/17                   1,092,530        1,092,530
          5,445         1,500         6,945  Triborough Brdg
                                             & Tunl Auth NY
                                             Rev Gen
                                             Purp Ser A              5.250     01/01/18      5,930,966    1,633,875        7,564,841
          5,000         4,000         9,000  Triborough Brdg
                                             & Tunl Auth NY
                                             Rev Gen
                                             Purp Ser A              5.000     01/01/32      5,113,050    4,090,440        9,203,490
          2,000         1,500         3,500  Yonkers, NY
                                             Indl Dev Agy
                                             Civic Fac Rev
                                             Cmnty Dev Ppty
                                             Yonkers Inc Ser A       6.625     02/01/26      2,157,520    1,618,140        3,775,660
          1,700                       1,700  Yonkers, NY Ser A
                                             (FGIC Insd) (b)         5.750     10/01/14      1,955,153                     1,955,153
                                                                                         -------------------------------------------
                                                                                           157,617,905  131,659,953      289,277,858
                                                                                         -------------------------------------------

PUERTO RICO  7.8%
   5,000                      5,000  Puerto Rico Comwlth Hwy & Trans Auth Hwy
                                     Rev Ser Y (FSA Insd)                        6.250  07/01/21   6,341,300               6,341,300
                     5,000    5,000  Puerto Rico Comwlth Pub Impt Ser A          5.250  07/01/20               5,409,350   5,409,350
   2,000             2,000    4,000  Puerto Rico Pub Bldg Auth Rev Govt Fac Ser
                                     I (Comwth Gtd)                              5.250  07/01/33   2,095,660   2,095,660   4,191,320
                                                                                                 -----------------------------------
                                                                                                   8,436,960   7,505,010  15,941,970
                                                                                                 -----------------------------------
U. S. VIRGIN ISLANDS  1.6%
   1,000             2,000    3,000  Virgin Islands Pub Fin Auth Rev Gross Rcpt
                                     Taxes Ln Nt Ser A (ACA Insd)                6.125  10/01/29   1,120,460   2,240,920   3,361,380
                                                                                                 -----------------------------------
                                                                                                   1,120,460   2,240,920   3,361,380
                                                                                                  ----------------------------------






TOTAL LONG-TERM INVESTMENTS   151.5%
      (Cost $283,804,528).......................................              167,175,325     141,405,883         308,581,208

TOTAL SHORT-TERM INVESTMENTS    2.1%
      (Cost $4,200,000).........................................                1,800,000       2,400,000           4,200,000
                                                                         -----------------------------------------------------

TOTAL INVESTMENTS    153.6%
      (Cost $288,004,528).......................................              168,975,325     143,805,883         312,781,208

LIABILITIES IN EXCESS OF OTHER ASSETS (2.0%)                                   (1,935,289)     (2,186,961)         (4,122,250)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (51.6%)                    (60,011,179)    (45,046,604)       (105,057,783)
                                                                         -----------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                              $  107,028,857   $  96,572,318      $  203,601,175
                                                                         -----------------------------------------------------


Percentages are calculated as a percentage of net assets applicable to common shares.

* Zero coupon bond
(a) Securities purchased on a when-issued or delayed delivery basis.
(b) The Trust owns 100% of the bond issuance.

ACA -- American Capital Access Insurance Co.
AMBAC -- AMBAC Indemnity Corp.
AMT - Alternative Minimum Tax
Comwth Gtd - Commonwealth of Puerto Rico
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
MBIA -- Municipal Bond Investors Assurance Corp.
XLCA - XL Capital Assurance Inc.

            VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST (VNV) -
        VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (VTN)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 2004 (UNAUDITED)





         VTN               VNV        PROFORMA
     PAR AMOUNT        PAR AMOUNT    PAR AMOUNT                                                VNV           VTN       VTN-PROFORMA
        (000)             (000)        (000)     DESCRIPTION          COUPON   MATURITY   MARKET VALUE  MARKET VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 155.6%
NEW YORK 146.6%
     $   1,000                       $    1,000 Amherst, NY Indl
                                                Dev Agy Civic Fac
                                                Rev UBF Fac
                                                Student Hsg Ser B
                                                (AMBAC Insd)         5.750%   08/01/30   $                  1,121,470 $  1,121,470
    $    1,500                            1,500 Erie Cnty, NY
                                                Indl Dev Agy Sch
                                                Fac Rev City of
                                                Buffalo Proj (FSA
                                                Insd)                5.750    05/01/20     $  1,726,425                  1,726,425
         1,250                            1,250 Erie Cnty, NY
                                                Indl Dev Agy Sch
                                                Fac Rev City of
                                                Buffalo Proj (FSA
                                                Insd)                5.750    05/01/23                     1,436,362     1,436,362
         2,000                           2,000  Erie Cnty, NY Pub
                                                Impt Ser A (FGIC
                                                Insd)                5.250    03/15/20                     2,189,060     2,189,060
         1,000                           1,000  Erie Cnty, NY Pub
                                                Impt Ser C (AMBAC
                                                Insd)                5.500    07/01/29                     1,090,880     1,090,880
         1,610                           1,610  Grand Central NY
                                                Dist Mgt Assn Cap
                                                Impt Business Impt
                                                & Rfdg (b)           5.000    01/01/16                     1,757,701     1,757,701
         1,110                           1,110  Islip, NY Res
                                                Recovery 1985 Fac
                                                Ser E (AMT) (FSA
                                                Insd) (b)            5.750    07/01/18                     1,244,954     1,244,954
                          2,000          2,000  Islip, NY Res
                                                Recovery Agy Rev
                                                1985 Fac Ser B
                                                (AMT) (AMBAC Insd)   7.250    07/01/11        2,451,380                  2,451,380
                          1,100          1,100  Islip, NY Res
                                                Recovery Agy Rev
                                                1985 Fac Ser E
                                                (AMT) (FSA Insd)     5.750    07/01/20        1,220,802                  1,220,802
         3,020                           3,020  Long Island Pwr
                                                Auth NY Elec Sys
                                                Rev Cap Apprec
                                                (FSA Insd)             *      06/01/19                     1,633,971     1,633,971
                          2,000          2,000  Long Island Pwr
                                                Auth NY Elec Sys
                                                Rev Gen Ser C        5.500    09/01/19        2,194,080                  2,194,080
         1,500                           1,500  Long Island Pwr
                                                Auth NY Elec Sys
                                                Rev Gen Ser C        5.500    09/01/21                     1,632,840     1,632,840
         1,000            1,000          2,000  Metropolitan
                                                Trans Auth NY Rev
                                                Ser A Rfdg (AMBAC
                                                Insd)                5.500    11/15/19        1,138,180    1,138,180     2,276,360
         1,500            1,000          2,500  Metropolitan Trans
                                                Auth NY Svc
                                                Contract Ser A Rfdg  5.125    01/01/29        1,029,970    1,544,955     2,574,925
         1,000            1,000          2,000  Metropolitan Trans
                                                Auth NY Svc
                                                Contract Ser B
                                                (MBIA Insd)          5.500    07/01/14        1,161,960    1,161,960     2,323,920
                          1,115          1,115  Monroe Woodbury,
                                                NY Cent Sch Ser
                                                A Rfdg (FGIC Insd)   5.000    05/15/19        1,219,855                  1,219,855
         1,000            1,500          2,500  Nassau Cnty, NY
                                                Interim Fin Auth
                                                Sales Tax Secd Ser
                                                A (AMBAC Insd)       5.000    11/15/18        1,637,265    1,091,510     2,728,775
         2,000                           2,000  Nassau Cnty, NY
                                                Interim Fin Auth
                                                Sales Tax Secd Ser
                                                A (Prerefunded @
                                                11/15/10)            5.750    11/15/15                     2,319,920     2,319,920
           730                             730  Nassau Cnty, NY
                                                Interim Fin Auth
                                                Sales Tax Secd Ser
                                                A1 (AMBAC Insd)      5.375    11/15/15                       818,658       818,658
         1,770                           1,770  Nassau Cnty, NY
                                                Interim Fin Auth
                                                Sales Tax Secd Ser
                                                A1 (Prerefunded @
                                                11/15/11) (AMBAC
                                                Insd)                5.375    11/15/15                     2,032,102     2,032,102
                            295            295  Nassau Cnty, NY
                                                Interim Fin Auth
                                                Sales Tax Secd
                                                Ser A-1 (AMBAC
                                                Insd)                5.375    11/15/16          330,828                    330,828
         1,585                           1,585  Nassau Cnty, NY
                                                Interim Fin Auth
                                                Sales Tax Secd
                                                Ser B Rfdg (AMBAC
                                                Insd)                5.000    11/15/17                     1,738,935     1,738,935
                          1,000          1,000  Nassau Cnty, NY
                                                Swr & Storm Wtr
                                                Fin Auth Sys Rev
                                                Ser B (MBIA Insd)    5.000    10/01/21        1,074,840                  1,074,840
           935                             935  New York City Hsg
                                                Dev Corp Multi-
                                                Family Hsg Rev Ser
                                                A (AMT)              5.850    11/01/20                       999,132       999,132
                          1,000          1,000  New York City Hsg
                                                Dev Corp Multi-
                                                Family Hsg Rev
                                                Ser A (AMT)          5.950    11/01/32        1,049,480                  1,049,480
                          1,900          1,900  New York City
                                                Indl Dev Agy
                                                Brooklyn Navy
                                                Yard (AMT)           5.650    10/01/28        1,790,522                  1,790,522
                          1,355          1,355  New York City
                                                Indl Dev Agy
                                                Civic Fac Rev
                                                Nightingale
                                                Bamford Sch
                                                Rfdg (AMBAC
                                                Insd) (b)            5.250    01/15/19        1,489,890                  1,489,890
         1,000                           1,000  New York City
                                                Indl Dev Agy
                                                Civic Fac Rev
                                                NY Inst of
                                                Technology Proj
                                                (MBIA Insd)          5.250    03/01/18                     1,103,880     1,103,880
         1,000                           1,000  New York City
                                                Indl Dev Agy
                                                Fac Rev Royal
                                                Charter-NY
                                                Presbyterian (FSA
                                                Insd)                5.250    12/15/11                     1,133,030     1,133,030
         2,000            2,000          4,000  New York City Indl
                                                Dev Agy Spl Fac
                                                Rev Terminal One
                                                Group Assn Proj
                                                (AMT)                6.000    01/01/15        2,045,060    2,045,060     4,090,120
                          1,230          1,230  New York City Indl
                                                Dev Civic YMCA Gtr
                                                NY Proj              5.850    08/01/08        1,333,763                  1,333,763
                          1,500          1,500  New York City Indl
                                                Dev Civic YMCA Gtr
                                                NY Proj              5.800    08/01/16        1,609,635                  1,609,635
         1,000            1,000          2,000  New York City
                                                Muni  Wtr Fin
                                                Auth Wtr & Swr
                                                Sys Rev              5.500    06/15/33        1,079,880    1,079,880     2,159,760
         3,900                           3,900  New York City
                                                Muni Wtr Fin
                                                Auth Wtr & Swr
                                                Sys Rev Ser B
                                                (FSA Insd)           5.250    06/15/29                     4,090,086     4,090,086
                          3,000          3,000  New York City
                                                Muni Wtr Fin
                                                Auth Wtr & Swr
                                                Sys Ser B (FGIC
                                                Insd)                5.250    06/15/29        3,146,220                  3,146,220
         1,325                           1,325  New York City
                                                Muni Wtr Fin
                                                Ser B                6.000    06/15/33                     1,542,234     1,542,234
         2,175                           2,175  New York City
                                                Muni Wtr Fin
                                                Ser B (Prerefunded
                                                @ 06/15/10)          6.000    06/15/33                     2,556,060     2,556,060
                          1,500          1,500  New York City Ser
                                                E Rfdg (MBIA Insd)   6.200    08/01/08        1,702,605                  1,702,605
                          1,000          1,000  New York City Ser
                                                H (FGIC Insd)        6.000    08/01/12        1,180,140                  1,180,140
         1,250                           1,250  New York City Ser
                                                K                    5.625    08/01/13                     1,366,763     1,366,763
                             60             60  New York City
                                                Transitional Fin
                                                Auth Rev Future
                                                Tax Secd Ser A       5.000    08/15/27           61,005                     61,005
                          1,750          1,750  New York City
                                                Transitional Fin
                                                Auth Rev Future
                                                Tax Secd Ser B
                                                (MBIA Insd)          5.250    05/01/16        1,934,712                  1,934,712
         1,500            1,000          2,500  New York City
                                                Transitional Fin
                                                Auth Rev Future
                                                Tax Secd Ser C
                                                (AMBAC Insd)         .250    08/01/21        1,085,010    1,627,515     2,712,525
         3,500            1,000          4,500  New York City
                                                Transitional Fin
                                                Auth Rev Future
                                                Tax Secd Ser D
                                                (MBIA Insd)          5.250    02/01/19        1,100,000    3,850,000     4,950,000
         1,330            1,000          2,330  New York St Dorm
                                                Auth Lease Rev
                                                Court Fac Ser A      5.375    05/15/22        1,074,320    1,428,846     2,503,166
                            745            745  New York St Dorm
                                                Auth Lease Rev
                                                Master Boces Pgm
                                                (FSA Insd)           5.250    08/15/21          812,564                    812,564
                            500            500  New York St Dorm
                                                Auth Lease Rev
                                                Master Boces Pgm
                                                (FSA Insd)           5.250    08/15/23          539,575                    539,575
                          2,150          2,150  New York St Dorm
                                                Auth Lease Rev
                                                Master Boces Pgm
                                                Ser A (FSA Insd)
                                                (b)                  5.250    08/15/16        2,383,877                  2,383,877
         1,000                           1,000  New York St Dorm
                                                Auth Lease Rev
                                                Master Boces Prog
                                                Ser A (FSA Insd)     5.250    08/15/17                     1,108,780     1,108,780
         2,250                           2,250  New York St Dorm
                                                Auth Lease Rev
                                                Muni Hlth Fac
                                                Impt Pgm Ser 1
                                                (FSA Insd)           5.500    01/15/13                     2,539,485     2,539,485
         1,040            1,000          2,040  New York St Dorm
                                                Auth Lease Rev St
                                                Univ Dorm Fac        5.375    07/01/16        1,102,860    1,146,974     2,249,834
                            820            820  New York St Dorm
                                                Auth Lease Univ
                                                Dorm Fac Ser B       5.125    07/01/28          846,060                    846,060
                          2,055          2,055  New York St Dorm
                                                Auth Lease Univ
                                                Dorm Fac Ser B
                                                (Prerefunded @
                                                 7/01/09)            5.125    07/01/28        2,309,224                  2,309,224

        2,200                            2,200  New York St Dorm
                                                Auth Rev Catholic Hlth
                                                L.I. Oblig Grp (a)       5.000     07/01/27   2,190,980                   2,190,980
                         1,500           1,500  New York St Dorm Auth
                                                Rev City Univ Sys
                                                Cons Ser A               5.625     07/01/16                1,750,650      1,750,650
                         2,500           2,500  New York St Dorm Auth
                                                Rev Cons City Univ
                                                Sys Second Gen Ser A     5.750     07/01/13                2,881,900      2,881,900
                         1,670           1,670  New York St Dorm Auth
                                                Rev Dept Education (b)   5.250     07/01/19                1,826,863      1,826,863
        2,500                            2,500  New York St Dorm Auth
                                                Rev Grace Manor
                                                Hlthcare Fac             6.150     07/01/18   2,695,825                   2,695,825
        1,000            1,800           2,800  New York St Dorm Auth
                                                Rev Hosp (MBIA Insd)     5.000     08/01/33   1,033,070    1,859,526      2,892,596
        1,340                            1,340  New York St Dorm Auth
                                                Rev Insd Brooklyn
                                                Law Sch Ser B
                                                (XLCA Insd)              5.375     07/01/23   1,464,071                   1,464,071
                         1,425           1,425  New York St Dorm Auth
                                                Rev Insd John T Mather
                                                Mem Hosp Rfdg (Connie
                                                Lee Insd) (b)            6.500     07/01/08                1,623,474      1,623,474
                         1,000           1,000  New York St Dorm Auth
                                                Rev Insd John T Mather
                                                Mem Hosp Rfdg (Connie
                                                Lee Insd)                6.500     07/01/10                1,179,260      1,179,260
                         1,720           1,720  New York St Dorm Auth
                                                Rev Insd John T Mather
                                                Mem Hosp Rfdg (Connie
                                                Lee Insd) (b)            6.500     07/01/11                2,053,353      2,053,353
        1,000            1,000           2,000  New York St Dorm Auth
                                                Rev Mem Sloan-Kettering
                                                Ctr Ser 1 (MBIA Insd)    5.000     07/01/20   1,072,240    1,072,240      2,144,480
        2,340                            2,340  New York St Dorm Auth
                                                Rev Mental Hlth Svc
                                                Fac Impt Ser D
                                                (FSA Insd) (b)           5.750     08/15/12   2,639,731                   2,639,731
                         1,000           1,000  New York St Dorm Auth
                                                Rev Mental Hlth Svc
                                                Ser A                    6.000     02/15/07                1,083,710      1,083,710
        1,210            1,215           2,425  New York St Dorm Auth
                                                Rev Mental Hlth
                                                Svc Ser B (MBIA Insd)    5.250     08/15/31   1,260,021    1,265,228      2,525,249
                         1,500           1,500  New York St Dorm Auth
                                                Rev Sch Dist Fin
                                                Pgm Ser D (MBIA Insd)    5.500     10/01/17                1,711,530      1,711,530
        1,000                            1,000  New York St Dorm Auth
                                                Rev Sch Dist Fin
                                                Pgm Ser I (MBIA Insd)    5.750     10/01/18   1,158,220                   1,158,220
                         2,515           2,515  New York St Dorm Auth
                                                Rev Second Hosp
                                                Interfaith Med Cent
                                                Ser D (FSA Insd)         5.750     02/15/08                2,776,032      2,776,032
        1,000            1,000           2,000  New York St Dorm Auth
                                                Rev Second Hosp
                                                North Gen Hosp Rfdg      5.750     02/15/18   1,123,560    1,123,560      2,247,120
        1,000            1,250           2,250  New York St Dorm Auth
                                                Rev St Personal
                                                Income Tax Ed Ser A      5.000     03/15/32   1,022,260    1,277,825      2,300,085
        1,000                            1,000  New York St Dorm Auth
                                                Rev St Univ Ed Fac
                                                1989 Res (MBIA Insd)     6.000     05/15/15   1,158,700                   1,158,700
        1,000                            1,000  New York St Dorm Auth
                                                Rev St Univ Ed Fac
                                                Ser A (MBIA Insd)        5.250     05/15/15   1,142,280                   1,142,280
        5,010                            5,010  New York St Dorm Auth
                                                Rev St Univ Ed Fac
                                                Ser B Rfdg               5.250     05/15/19   5,674,677                   5,674,677
                                         1,365  New York St Energy
                                                Resh & Dev Auth Gas
        1,365                                   Fac Rev Brooklyn Union
                                                Gas Ser B (AMT)
                                                (MBIA Insd)              6.750     02/01/24   1,383,987                   1,383,987
                         3,000           7,000  New York St Energy
                                                Resh & Dev Auth Gas
        4,000                                   Fac Rev Brooklyn Union
                                                Gas Ser C (AMT)
                                                (MBIA Insd)              5.600     06/01/25   4,068,920    3,051,690      7,120,610
                         1,000           1,000  New York St Energy
                                                Resh & Dev Auth St
                                                Svc Contract Rev         6.000     04/01/07                1,087,280      1,087,280
                         1,000           1,000  New York St
                                                Environmental
                                                Fac Corp St Clean Wtr
                                                & Drinking Revolving
                                                Fd Muni Wtr Proj Ser B   5.250     06/15/20                1,090,700      1,090,700
                                         1,640  New York St
                                                Environmental
                                                Fac Corp St
        1,640                                   Clean Wtr & Drinking
                                                Revolving Fd Pooled
                                                Fin Pgm I                5.250     09/15/19   1,803,442                   1,803,442
        2,000            1,695           3,695  New York St
                                                Environmental
                                                Fac Corp St
                                                Clean Wtr & Drinking
                                                Revolving Fd Ser B       5.000     06/15/21   2,133,660    1,808,277      3,941,937
        3,500                            3,500  New York St Hsg Fin
                                                Agy Rev Multi-Family
                                                Hsg Secd Mtg Pgm Ser
                                                A (AMT)                  7.050     08/15/24   3,505,530                   3,505,530
        3,000            1,000           4,000  New York St Loc
                                                Govt Assist Corp
                                                Ser E Rfdg               6.000     04/01/14   3,563,790    1,187,930      4,751,720
                                         3,050  New York St Med
                                                Care Fac Fin Agy
                                                Rev
        1,050            2,000                  Saint Peter's Hosp
                                                Proj Ser A (AMBAC
                                                Insd)                    5.375     11/01/20   1,062,800    2,024,380      3,087,180
        4,000                            4,000  New York St Mtg Agy
                                                Rev Homeowner Mtg
                                                Ser 71 (AMT)             5.400     04/01/29   4,107,400                   4,107,400
        4,460                            4,460  New York St Mtg Agy
                                                Rev Homeowner Mtg
                                                Ser 79 (AMT)             5.300     04/01/29   4,572,749                   4,572,749
        1,990                            1,990  New York St Mtg
                                                Agy Rev Ser 101
                                                (AMT)                    5.400     04/01/32   2,052,088                   2,052,088
        1,535                            1,535  New York St Ser
                                                C Rfdg                   5.000     04/15/17   1,670,095                   1,670,095
        2,000            1,000           3,000  New York St Twy
                                                Auth Hwy & Brdg
                                                Tr Fd Ser A
                                                (FSA Insd)               5.250     04/01/19   2,182,580    1,091,290      3,273,870
                         1,000           1,000  New York St Twy
                                                Auth Second Ser A
                                                (MBIA Insd)              5.000     04/01/22                1,069,320      1,069,320
                         2,000           2,000  New York St Twy
                                                Auth Second Ser A
                                                (MBIA Insd)              5.000     04/01/23                2,124,180      2,124,180
                           460             460  New York St Twy
                                                Auth Svc Contract
                                                Rev Loc Hwy & Brdg       5.500     04/01/16                  519,345        519,345
        3,000                            3,000  New York St Twy
                                                Auth Svc Contract
                                                Rev Loc Hwy & Brdg
                                                (Prerefunded @
                                                04/01/11)                5.250     04/01/15   3,394,380                   3,394,380
        2,500            2,150           4,650  New York St Urban
                                                Dev Corp Rev
                                                Correctional Fac
                                                Ser A Rfdg               5.500     01/01/14   2,799,275    2,407,376      5,206,651
        1,625                            1,625  New York St Urban
                                                Dev Corp Rev Proj
                                                Ctr for Indl
                                                Innovation Rfdg          5.500     01/01/13   1,852,321                   1,852,321
                         1,000           1,000  New York St Urban
                                                Dev Corp Rev Proj
                                                Pine Barrens             5.375     04/01/17                1,031,230      1,031,230
                         1,000           1,000  New York St Urban
                                                Dev Corp Rev St
                                                Fac Rfdg                 5.500     04/01/07                1,079,010      1,079,010
       19,280                           19,280  New York St Urban
                                                Dev Corp Rev St
                                                Office South Mall
                                                Ser A                      *       01/01/11  13,971,830                  13,971,830
                         1,060           1,060  Niagara Falls, NY
                                                Wtr Treatment Plant
                                                (AMT) (MBIA Insd)        7.250     11/01/10                1,282,430      1,282,430
        3,570                            3,570  Niagara, NY Frontier
                                                Auth Arpt Buffalo
                                                Niagara Intl Arpt
                                                Ser A (AMT)
                                                (MBIA Insd)              5.625     04/01/29   3,771,848                   3,771,848
        4,500            2,000           6,500  Port Auth NY & NJ
                                                Cons 97th Ser
                                                (AMT) (FGIC Insd)        6.650     01/15/23   4,587,525    2,038,900      6,626,425
                         2,500           2,500  Port Auth NY & NJ
                                                Spl Oblig Rev Spl
                                                Proj JFK Intl Arpt
                                                Terminal 6 (AMT)
                                                (MBIA Insd)              5.750     12/01/25                2,675,725      2,675,725
        1,600                            1,600  Rensselaer, NY Hsg
                                                Auth Multi-Family
                                                Rev Mtg Renwyck Pl
                                                Ser A                    7.650     01/01/11   1,635,584                   1,635,584
        1,480                            1,480  Rensselaer, NY Hsg
                                                Auth Multi-Family Rev
                                                Mtg Van Rensselaer
                                                Heights Ser A            7.750     01/01/11   1,513,019                   1,513,019
        1,500            1,000           2,500  Sales Tax Asset
                                                Receivable Corp
                                                NY Ser A (MBIA
                                                Insd) (a)                5.000     10/15/21   1,621,575    1,081,050      2,702,625
                         1,250           1,250  Sodus, NY Ctr Sch
                                                Dist Rfdg (FGIC
                                                Insd) (b)                5.125     06/15/17                1,365,213      1,365,213
                         1,000           1,000  Tobacco Settlement
                                                Fin Corp NY Ser C-1      5.500     06/01/22                1,088,000      1,088,000
        5,445                            5,445  Triborough Brdg &
                                                Tunl Auth NY Rev
                                                Gen Purp Ser A           5.250     01/01/18   5,930,966                   5,930,966
        5,000            3,000           8,000  Triborough Brdg &
                                                Tunl Auth NY Rev
                                                Gen Purp Ser A           5.000     01/01/32   5,113,050    3,067,830      8,180,880


             1,600   1,600  Triborough Brdg & Tunl Auth NY Rev Gen
                            Purp Ser B Rfdg                             5.125    11/15/29                   1,660,816     1,660,816
             2,000   2,000  Triborough Brdg & Tunl Auth NY Ser E
                            Rfdg (MBIA Insd)                            5.000    11/15/32                   2,056,620     2,056,620
      2,000  1,000   3,000  Yonkers, NY Indl Dev Agy Civic Fac Rev
                            Cmnty Dev Ppty Yonkers Inc Ser A            6.625    02/01/26    2,157,520      1,078,760     3,236,280
      1,700          1,700  Yonkers, NY Ser A (FGIC Insd) (b)           5.750    10/01/14    1,955,153                    1,955,153
                                                                                           ----------------------------------------
                                                                                           157,617,905    105,314,490   262,932,395
                                                                                           ----------------------------------------




PUERTO RICO 7.4%
      5,000  3,000   8,000  Puerto Rico Comwlth Hwy & Trans Auth Hwy    6.250    07/01/21    6,341,300      3,804,780    10,146,080
                            Rev Ser Y (FSA Insd)
      2,000  1,000   3,000  Puerto Rico Pub Bldg Auth Rev Govt Fac      5.250    07/01/33    2,095,660      1,047,830     3,143,490
                            Ser I (Comwth Gtd)                                              ---------------------------------------
                                                                                             8,436,960      4,852,610    13,289,570
                                                                                            ---------------------------------------




                                                                        6.375    10/01/19                   1,737,270     1,737,270

U. S. VIRGIN ISLANDS 1.6%                                               6.125    10/01/29    1,120,460                    1,120,460
             1,500  1,500  Virgin Islands Pub Fin Auth Rev Gross                            ---------------------------------------
                                Rcpt Taxes Ln Nt Ser A
        1,000       1,000  Virgin Islands Pub Fin Auth Rev Gross                             1,120,460      1,737,270     2,857,730
                                Rcpt Taxes Ln Nt Ser A (ACA Insd)                           ---------------------------------------





TOTAL LONG-TERM INVESTMENTS 155.6%...............................................           167,175,325   111,904,370   279,079,695
    (Cost $255,788,012)

TOTAL SHORT-TERM INVESTMENTS 1.0%................................................             1,800,000             -     1,800,000
    (Cost $1,800,000)                                                                       ---------------------------------------

TOTAL INVESTMENTS 156.6%.........................................................           168,975,325   111,904,370   280,879,695
    (Cost $257,588,012)

LIABILITIES IN EXCESS OF OTHER ASSETS (0.8%).....................................            (1,935,289)      472,029    (1,463,260)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (55.8%)........................          (60,011,179)  (40,006,619) (100,017,798)
                                                                                            ----------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES 100.0%....................................          $107,028,857  $ 72,369,780  $179,398,637
                                                                                           -----------------------------------------


Percentages are calculated as a percentage of net assets applicable to common shares.

* Zero coupon bond
(a) Securities purchased on a when-issued or delayed delivery basis.
(b) The Trust owns 100% of the bond issuance.

ACA -- American Capital Access Insurance Co.
AMBAC -- AMBAC Indemnity Corp.
AMT - Alternative Minimum Tax
Comwth Gtd - Commonwealth of Puerto Rico
Connie Lee -- Connie Lee Insurance Co.
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
MBIA -- Municipal Bond Investors Assurance Corp.
XLCA - XL Capital Assurance Inc.

                 VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST -
               VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST -
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                                        PROFORMA -
                                                                                                                        VAN KAMPEN
                                                                     VAN KAMPEN          VAN KAMPEN                     TRUST FOR
                                                   VAN KAMPEN      NEW YORK VALUE   TRUST FOR INVESTMENT                INVESTMENT
                                                NEW YORK QUALITY  MUNICIPAL INCOME     GRADE NEW YORK                 GRADE NEW YORK
                                                 MUNICIPAL TRUST       TRUST             MUNICIPALS      ADJUSTMENTS    MUNICIPALS
                                                ----------------  ----------------  -------------------- ------------ --------------

ASSETS:
Total Investments (Cost of $133,403, $102,986,
    $154,602 and $390,991, respectively)        $        143,806  $        111,904  $            168,975                 $ 424,685
Cash                                                          47                88                    95                       230
Receivables:
   Interest                                                1,823             1,724                 2,151                     5,698
   Investment Sold                                           130                98                    20                       248
Other                                                          2                 3                     3                         8
                                                ----------------  ----------------  -------------------- -------------   ---------
        Total Assets                                     145,808           113,817               171,244                   430,869
                                                ----------------  ----------------  -------------------- -------------   ---------
LIABILITIES:
Payable:
    Investment Purchased                                   3,791             1,079                 3,792                     8,662
    Investment Advisory Fee                                   72                57                    84                       213
    Income Distributions-Common Shares                        28                21                    33                        82
    Other Affiliates                                           8                 7                     9                        24
Trustees' Deferred Compensation and
      Retirement Plans                                       217               208                   222                       647
Merger Cost (2)                                                                                                    405         405
Accrued Expenses                                              73                68                    64                       205
                                                ----------------  ----------------  -------------------- -------------   ---------
     Total Liabilities                                     4,189             1,440                 4,204           405      10,238
Preferred Shares (including
     accrued distributions)                               45,047            40,007                60,011                   145,065
                                                ----------------  ----------------  -------------------- -------------   ---------

NET ASSETS APPLICABLE TO COMMON SHARES          $         96,572  $         72,370  $            107,029 $        (405)  $ 275,566
                                                ================  ================  ==================== =============   =========
NET ASSET VALUE PER COMMON SHARE
Net Assets Applicable to Common Shares          $         96,572  $         72,370  $            107,029 $        (405)  $ 275,566
Common Share outstanding (1)                               5,656             4,291                 6,211          (145)     16,013
                                                ----------------  ----------------  --------------------                 ---------
Net Asset Value Per Common Share                $          17.07  $          16.86  $              17.23                 $   17.21
                                                ================  ================  ====================                 =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value) (1)              $             57  $             43  $                 62 $          (2)  $     160
Paid in Surplus (1)                                       83,570            62,404                91,398          (403)    236,969
Net Unrealized Appreciation                               10,403             8,918                14,373                    33,694
Accumulated Undistributed Net Investment Income              747               464                   891                     2,102
Accumulated Net Realized Gain                              1,795               541                   305                     2,641
                                                ----------------  ----------------  -------------------- -------------   ---------

NET ASSETS APPLICABLE TO COMMON SHARES          $         96,572  $         72,370  $            107,029 $        (405)  $ 275,566
                                                ================  ================  ==================== =============   =========

PREFERRED SHARES                                $         45,000  $         40,000  $             60,000                 $ 145,000
                                                ================  ================  ==================== =============   =========
NET ASSETS INCLUDING PREFERRED SHARES           $        141,572  $        112,370  $            167,029 $        (405)  $ 420,566
                                                ================  ================  ==================== =============   =========



(1) The proforma statements presume the issuance by the Van Kampen Trust for Investment Grade New York Municipals of approximately 5,606,936, and 4,194,981 common shares in exchange for the assets and liabilities of the Van Kampen New York Quality Municipal Trust and Van Kampen New York Value Municipal Income Trust, respectively.

(2) A non-recurring cost associated with this transaction of approximately $405,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                               APPROXIMATE COST            COST PER SHARE
                                                              ------------------           --------------
Van Kampen New York Quality Municipal Trust.................  $           76,950           $        0.014
Van Kampen New York Value Municipal Income Trust.............            174,150                    0.041
Van Kampen Trust for Investment Grade New York..............             153,900                    0.025
                                                              ------------------
                                                              $          405,000
                                                              ==================



--------------------------------------------------------------------------------

                 VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST -
               VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST -
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS




                                                                                                                        PROFORMA -
                                                                                                                        VAN KAMPEN
                                                                      VAN KAMPEN           VAN KAMPEN                   TRUST FOR
                                                  VAN KAMPEN      NEW YORK VALUE    TRUST FOR INVESTMENT                INVESTMENT
                                               NEW YORK QUALITY  MUNICIPAL INCOME      GRADE NEW YORK                 GRADE NEW YORK
                                               MUNICIPAL TRUST        TRUST              MUNICIPALS       ADJUSTMENTS   MUNICIPALS
                                               ----------------  ----------------   --------------------  ----------- --------------

INVESTMENT INCOME:
Interest                                       $          6,721  $          5,494  $              8,385               $ 20,600
                                               ----------------  ----------------  --------------------  ----------   --------

EXPENSES:
Investment Advisory Fee                                     842               668                   995                  2,505
Preferred Share Maintenance                                 128               126                   166         (35)       385
Trustee's Fees and Related Expenses                          65                61                    68        (136)        58
Administration Fee                                           41                33                    48                    122
Legal                                                        23                21                    25         (33)        36
Custody                                                       9                 7                    10          (2)        24
Other                                                       120               134                   132        (181)       205
                                               ----------------  ----------------  --------------------  ----------   --------
      Total Expenses                                      1,228             1,050                 1,444        (387)     3,335
                                               ----------------  ----------------  --------------------  ----------   --------
NET INVESTMENT INCOME                          $          5,493  $          4,444  $              6,941  $      387   $ 17,265
                                               ----------------  ----------------  --------------------  ----------   --------

REALIZED AND UNREALIZED GAIN:
Net Realized Gain                              $          1,795  $            668  $                304               $  2,767
Net Unrealized Appreciation During the Period               897             1,026                 1,618               $  3,541
                                               ----------------  ----------------  --------------------  ----------   ---------
NET REALIZED AND UNREALIZED GAIN               $          2,692  $          1,694  $              1,922               $  6,308
                                               ----------------  ----------------  --------------------- ----------   ---------
DISTRIBUTION TO PREFERRED SHAREHOLDERS         $           (524) $           (384) $               (691)              $ (1,599)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
                                               ----------------  ----------------  --------------------  ----------   ---------
          SHARES FROM OPERATIONS               $          7,661  $          5,754  $              8,172  $      387   $ 21,974
                                               ----------------  ----------------  --------------------  ----------   ---------


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST -
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                                                                                    PROFORMA -
                                                                                                                   VAN KAMPEN
                                                                                 VAN KAMPEN                        TRUST FOR
                                                            VAN KAMPEN      TRUST FOR INVESTMENT                   INVESTMENT
                                                         NEW YORK QUALITY      GRADE NEW YORK                    GRADE NEW YORK
                                                          MUNICIPAL TRUST        MUNICIPALS         ADJUSTMENTS    MUNICIPALS
                                                         ----------------   --------------------    -----------  ---------------

ASSETS:
Total Investments (Cost of $133,403,
    $154,602 and $288,005, respectively)                 $       143,806    $            168,975                  $ 312,781
Cash                                                                  47                      95                        142
Receivables:
   Interest                                                        1,823                   2,151                      3,974
   Investment Sold                                                   130                      20                        150
Other                                                                  2                       3                          5
                                                         ---------------    --------------------   ------------   ---------
        Total Assets                                             145,808                 171,244                    317,052
                                                         ---------------    --------------------   ------------   ---------
LIABILITIES:
Payable:
    Investment Purchased                                           3,791                   3,792                      7,583
    Investment Advisory Fee                                           72                      84                        156
    Income Distributions-Common Shares                                28                      33                         61
    Other Affiliates                                                   8                       9                         17
Trustees' Deferred Compensation and
      Retirement Plans                                               217                     222                        439
Merger Cost (2)                                                                                             290         290
Accrued Expenses                                                      73                      64                        137
                                                         ---------------    --------------------   ------------   ---------
        Total Liabilities                                          4,189                   4,204            290       8,683
Preferred Shares (including
     accrued distributions)                                       45,047                  60,011                    105,058
                                                         ---------------    --------------------   ------------   ---------
NET ASSETS APPLICABLE TO COMMON SHARES                   $       96,572     $           107,029    $      (290)   $ 03,311
                                                         ===============    ====================   ============   =========
NET ASSET VALUE PER COMMON SHARE
Net Assets Applicable to Common Shares                   $        96,572    $            107,029   $       (290)  $ 203,311
Common Share outstanding (1)                                       5,656                   6,211            (46)     11,821
                                                         ---------------    ---------------------                 ---------
Net Asset Value Per Common Share                         $         17.07    $              17.23                  $   17.20
                                                         ===============    ====================                  =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value) (1)                       $            57    $                 62   $         (1)  $     118
Paid in Surplus (1)                                               83,570                  91,398           (289)    174,679
Net Unrealized Appreciation                                       10,403                  14,373                     24,776
Accumulated Undistributed Net Investment Income                      747                     891                      1,638
Accumulated Net Realized Gain                                      1,795                     305                      2,100
                                                         ---------------    ---------------------                 ---------

NET ASSETS APPLICABLE TO COMMON SHARES                   $        96,572    $            107,029   $       (290)  $ 203,311
                                                         ===============    ====================   ============   =========

PREFERRED SHARES                                         $        45,000    $             60,000                  $ 105,000
                                                         ===============    ====================   ============   =========
NET ASSETS INCLUDING PREFERRED SHARES                    $       141,572    $            167,029   $       (290)  $ 308,311
                                                         ===============    ====================   ============   =========


(1) The proforma statements presume the issuance by the Van Kampen Trust for Investment Grade New York Municipals of approximately 5,609,443 common shares in exchange for the assets and liabilities of the Van Kampen New York Quality Municipal Trust.

(2) A non-recurring cost associated with this transaction of approximately $290,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                                APPROXIMATE COST         COST PER SHARE
                                                                ----------------         --------------
Van Kampen New York Quality Municipal Trust.....................$         89,900         $        0.016
Van Kampen Trust for Investment Grade New York..................         200,100                  0.032
                                                                ----------------
                                                                $        290,000
                                                                ================



--------------------------------------------------------------------------------

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST -
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                              PROFORMA -
                                                                                                             VAN KAMPEN
                                                                           VAN KAMPEN                        TRUST FOR
                                                     VAN KAMPEN       TRUST FOR INVESTMENT                   INVESTMENT
                                                  NEW YORK QUALITY       GRADE NEW YORK                    GRADE NEW YORK
                                                   MUNICIPAL TRUST         MUNICIPALS         ADJUSTMENTS    MUNICIPALS
                                                  ----------------    --------------------    -----------  --------------

INVESTMENT INCOME:
Interest                                          $          6,721    $              8,385                   $ 15,106
                                                  ----------------    --------------------    -----------    --------

EXPENSES:
Investment Advisory Fee                                        842                     995                      1,837
Preferred Share Maintenance                                    128                     166            (15)        279
Trustee's Fees and Related Expenses                             65                      68            (76)         57
Administration Fee                                              41                      48                         89
Legal                                                           23                      25            (17)         31
Custody                                                          9                      10             (1)         18
Other                                                          120                     132            (89)        163
                                                  ----------------    --------------------    -----------    --------
      Total Expenses                                         1,228                   1,444           (198)      2,474
                                                  ----------------    --------------------    -----------    --------
NET INVESTMENT INCOME                             $          5,493    $              6,941    $       198    $ 12,632
                                                  ================    ====================    ===========    ========
REALIZED AND UNREALIZED GAIN:
Net Realized Gain                                 $          1,795    $                304                   $  2,099
Net Unrealized Appreciation During the Period                  897                   1,618                   $  2,515
                                                  ----------------    --------------------    -----------    --------
NET REALIZED AND UNREALIZED GAIN                  $          2,692    $              1,922                   $  4,614
                                                  ----------------    --------------------    -----------    --------
DISTRIBUTION TO PREFERRED SHAREHOLDERS            $           (524)   $               (691)                  $ (1,215)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
                                                  ================    ====================    ===========    ========
          SHARES FROM OPERATIONS                  $          7,661    $              8,172    $       198    $ 16,031
                                                  ================    ====================    ===========    ========



(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST -
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                          PROFORMA -
                                                                                                          VAN KAMPEN
                                                                           VAN KAMPEN                     TRUST FOR
                                                    VAN KAMPEN        TRUST FOR INVESTMENT                INVESTMENT
                                                  NEW YORK VALUE        GRADE NEW YORK                  GRADE NEW YORK
                                               MUNICIPAL INCOME TRUST      MUNICIPALS       ADJUSTMENTS   MUNICIPALS
                                               ---------------------- --------------------  ----------- --------------


ASSETS:
Total Investments (Cost of $102,986,
    $154,602 and $257,588, respectively)          $        111,904   $            168,975                  $ 280,879
Cash                                                            88                     95                        183
Receivables:
   Interest                                                  1,724                  2,151                      3,875
   Investment Sold                                              98                     20                        118
Other                                                            3                      3                          6
                                                  ----------------   --------------------   -----------    ---------
        Total Assets                                       113,817                171,244                    285,061
                                                  ----------------   --------------------   -----------    ---------
LIABILITIES:
Payable:
    Investment Purchased                                     1,079                  3,792                      4,871
    Investment Advisory Fee                                     57                     84                        141
    Income Distributions-Common Shares                          21                     33                         54
    Other Affiliates                                             7                      9                         16
Trustees' Deferred Compensation and
      Retirement Plans                                         208                    222                        430
Merger Cost (2)                                                                                     279
Accrued Expenses                                                68                     64                        132
                                                  ----------------   --------------------   -----------    ---------
        Total Liabilities                                    1,440                  4,204           279        5,644
Preferred Shares (including
     accrued distributions)                                 40,007                 60,011                    100,018
                                                  ----------------   --------------------   -----------    ---------
NET ASSETS APPLICABLE TO COMMON SHARES            $         72,370   $            107,029   $      (279)   $ 179,399
                                                  ================   ====================   ===========    =========
NET ASSET VALUE PER COMMON SHARE
Net Assets Applicable to Common Shares            $         72,370   $            107,029   $      (279)   $ 179,399
Common Share outstanding (1)                                 4,291                  6,211           (96)      10,406
                                                  ----------------   --------------------                  ---------
Net Asset Value Per Common Share                  $          16.86   $              17.23                  $   17.24
                                                  ================   ====================                  =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value) (1)                $             43   $                 62   $        (1)   $     104
Paid in Surplus (1)                                         62,404                 91,398          (278)     153,524
Net Unrealized Appreciation                                  8,918                 14,373                     23,291
Accumulated Undistributed Net Investment Income                464                    891                      1,355
Accumulated Net Realized Gain                                  541                    305                        846
                                                  ----------------   --------------------   -----------    ---------
NET ASSETS APPLICABLE TO COMMON SHARES            $         72,370   $            107,029   $      (279)   $ 179,120
                                                  ================   ====================   ===========    =========

PREFERRED SHARES                                  $         40,000   $             60,000                  $ 100,000
                                                  ================   ====================   ===========    =========
NET ASSETS INCLUDING PREFERRED SHARES             $        112,370   $            167,029   $      (279)   $ 279,120
                                                  ================   ====================   ===========    =========


(1) The proforma statements presume the issuance by the Van Kampen Trust for Investment Grade New York Municipals of approximately 4,195,049 common shares in exchange for the assets and liabilities of the Van Kampen New York Value Municipal Income Trust.

(2) A non-recurring cost associated with this transaction of approximately $279,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                         APPROXIMATE COST         COST PER SHARE
                                                         ----------------         --------------
Van Kampen New York Value Municipal Income Trust.........$        172,980         $      0.040
Van Kampen Trust for Investment Grade New York...........         106,020                0.017
                                                         ----------------
                                                         $        279,000
                                                         ================



--------------------------------------------------------------------------------

                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST -
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                                                                             PROFORMA -
                                                                                                             VAN KAMPEN
                                                                           VAN KAMPEN                        TRUST FOR
                                                  VAN KAMPEN          TRUST FOR INVESTMENT                   INVESTMENT
                                                NEW YORK VALUE           GRADE NEW YORK                    GRADE NEW YORK
                                            MUNICIPAL INCOME TRUST         MUNICIPALS         ADJUSTMENTS    MUNICIPALS
                                            ----------------------    --------------------    -----------  --------------

INVESTMENT INCOME:
Interest                                    $                5,494    $              8,385                   $ 13,879
                                            ----------------------    --------------------    -----------    --------

EXPENSES:
Investment Advisory Fee                                        668                     995                      1,663
Preferred Share Maintenance                                    126                     166            (19)        273
Trustee's Fees and Related Expenses                             61                      68            (72)         57
Administration Fee                                              33                      48                         81
Legal                                                           21                      25            (16)         30
Custody                                                          7                      10             --          17
Other                                                          134                     132            (89)        177
                                            ----------------------    --------------------    -----------    --------
      Total Expenses                                         1,050                   1,444           (196)      2,298
                                            ----------------------    --------------------    -----------    --------
NET INVESTMENT INCOME                       $                4,444    $              6,941    $       196    $ 11,581
                                            ======================    ====================    ===========    ========

REALIZED AND UNREALIZED GAIN:
Net Realized Gain                           $                  668    $                304                   $    972
Net Unrealized Appreciation During the
  Period                                                     1,026                   1,618                   $  2,644
                                            ----------------------    --------------------    -----------    --------
NET REALIZED AND UNREALIZED GAIN            $                1,694    $              1,922                   $  3,616
                                            ----------------------    --------------------    -----------    --------
DISTRIBUTION TO PREFERRED SHAREHOLDERS      $                 (384)   $               (691)                  $ (1,075)
NET INCREASE IN NET ASSETS APPLICABLE
  TO COMMON
                                            ======================    ====================    ===========    ========
          SHARES FROM OPERATIONS            $                5,754    $              8,172    $       196    $ 14,122
                                            ======================    ====================    ===========    ========



(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

Van Kampen New York Quality Municipal Trust-Van Kampen New York Value Municipal Income Trust-Van Kampen Trust for Investment Grade New York Municipals
Notes to Pro Forma Financial Statements
October 31, 2004 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New York Municipals (the "Acquiring Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Fund's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Acquiring Fund invests substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Acquiring Fund commenced investment operations on March 27, 1992.

         The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Acquiring Fund had $3,791,632 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Fund declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided by be insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph
     (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

                         (i) such undertaking is secured by a surety bond or
                    some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                         (ii) a majority of the Disinterested Trustees acting on
                    the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16.  EXHIBITS


     1.   (a)  Declaration of Trust of the Registrant and amendments thereto ++

        (b)    Certificate of Vote Establishing Preferred Shares++

     2.        Bylaws of the Registrant and amendments thereto++
     3.        Not applicable
     4.        Form of Agreement and Plan of Reorganization+++
     5. (a)    Specimen share certificate for common shares of the
               Registrant++
        (b)    Specimen share certificate for preferred shares of the
               Registrant++
     6. (a)    Investment Advisory Agreement and amendment thereto++
        (b)    Administration Agreement++
     7.        Not Applicable
     8. (a)    Form of Amended and Restated Deferred Compensation Plan++
        (b)    Form of Retirement Plan for Each Closed End Fund++
     9.        Custodian Contract and amendments thereto++
     10.       Not Applicable
     11.(a)    Consent of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Registrant+
        (b)    Opinion of Skadden, Arps, Slate, Meagher & Flom LLP++
     12.       Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP++
     13.(a)    Transfer Agency and Service Agreement++
        (b)    Auction Agency Agreement++
        (c)    Form of Broker-Dealer Agreement++
        (d)(i) Letter of Representations++
          (ii) Form of Letter of Representations++
        (e)    Fund Accounting Agreement and amendment thereto++
        (f)    Amended and Restated Legal Services Agreement++
     14.       Consent of independent registered public accounting firm for the
               Registrant and the Target Funds++
     15.       Not Applicable
     16.       Power of Attorney+
     17.(a)    Code of Ethics of the Investment Adviser++
        (b)    Code of Ethics of the Funds++
        (c)    Proxy cards for the Target Funds++
        (d)    Proxy card for the Acquiring Fund++


    + Filed herewith.
   ++ To be filed by further amendment.
  +++ Filed as Appendix A to the Statement of Additional Information and incorporated herein by reference to Registrant's Registration Statement on Form N-14 as filed via EDGAR on March 18, 2005.




ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees that, if the Reorganizations discussed in the registration statement close, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matter discussed in the registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on May 11, 2005.


                             VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                             By: /s/ Lou Anne McInnis
                                 ------------------------------------
                                 Lou Anne McInnis
                                 Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES                               TITLE
               ----------                               -----

Principal Executive Officer:


          /s/ Ronald E. Robison*              Executive Vice President and
-------------------------------------------   Principal Executive Officer
              Ronald E. Robison


Principal Financial Officer:


          /s/ James W. Garrett*
-------------------------------------------   Chief Financial
              James W. Garrett                Officer and Treasurer



Trustees:

          /s/ David C. Arch*                  Trustee
-------------------------------------------
              David C. Arch


          /s/ Jerry D. Choate*                Trustee
-------------------------------------------
              Jerry D. Choate


          /s/ Rod Dammeyer*                   Trustee
-------------------------------------------
              Rod Dammeyer

          /s/ Linda Hutton Heagy*             Trustee
-------------------------------------------
              Linda Hutton Heagy

          /s/ R. Craig Kennedy*               Trustee
-------------------------------------------
              R. Craig Kennedy

          /s/ Howard J Kerr*                  Trustee
-------------------------------------------
              Howard J Kerr

          /s/ Mitchell M. Merin*              Trustee
-------------------------------------------
              Mitchell M. Merin

          /s/ Jack E. Nelson*                 Trustee
-------------------------------------------
              Jack E. Nelson

          /s/ Richard F. Powers, III*         Trustee
-------------------------------------------
              Richard F. Powers, III

          /s/ Hugo F. Sonnenschein*           Trustee
-------------------------------------------
              Hugo F. Sonnenschein

          /s/ Wayne W. Whalen*                Trustee
-------------------------------------------
              Wayne W. Whalen

          /s/ Suzanne H. Woolsey*             Trustee
-------------------------------------------
              Suzanne H. Woolsey

* Signed by Lou Anne McInnis pursuant to a power of attorney filed herewith.


          /s/ Lou Anne McInnis                May 11, 2005
-------------------------------------------
              Lou Anne McInnis
              Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

Exhibit
-------

 11(a)    Consent of Skadden, Arps, Slate, Meagher & Flom LLP
 16       Power of Attorney